UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04875

Name of Registrant: Royce Small-Cap Trust, Inc.

Address of Registrant: One Madison Avenue

New York, NY 10010

Name and address of agent for service: John E. Denneen, Esq. One Madison Avenue New York, NY 10010

Registrant’s telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2025

Date of reporting period: January 1, 2026 – June 30, 2026

Item 1. Reports to Shareholders.

royceinvest.com

Royce Closed-End Funds 2026 Semiannual

Review and Report to Stockholders

June 30, 2026

Royce Global Trust

Royce Micro-Cap Trust

Royce Small-Cap Trust

A Few Words on Closed-End Funds

Royce Investment Partners (“Royce”) manages three closed-end funds: Royce Global Trust, which primarily invests in both U.S. and non-U.S. companies with market capitalization below $10 billion; Royce Micro-Cap Trust, which primarily invests in micro-cap securities; and Royce Small-Cap Trust, which primarily invests in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the initial and any subsequent offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

●  A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

●  In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

●  A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

●  The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

●  Royce Micro-Cap Trust and Royce Small-Cap Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 56 and 57. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 58 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Small-Cap Trust has authorized a managed distribution policy (MDP). Under the MDP, Royce Micro-Cap Trust and Royce Small-Cap Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2026 Semiannual Report to Stockholders

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Letter to Our Stockholders

STOCKS STAY RESILIENT ON THE HIGH SEAS

After recovering from the “tariff tantrum” that saw stocks of all sizes and styles bottoming out in early April of 2025, equities finished 2025 in admirable shape, carrying the positive momentum into 2026. The resurgent bull was waylaid, or at least distracted, however, when the U.S. and Israel first bombed Iran at the end of February, an abrupt move that sent the major indexes downward, with many finishing 1Q26 in the red. Despite assurances from Washington that any conflict would be brief and resolved to the benefit of both Israel and the U.S., matters grew more serious when Iran immediately blockaded the Strait of Hormuz, touching off a shock to global energy supplies.

The open-ended nature of the conflict soon became another item on an already lengthy list of concerns, including sticky inflation, increased unemployment, fear of a market bubble (mostly limited to large-cap stocks), a sluggish housing market, and record low consumer confidence. Although it would likely have less of an impact on most people’s lives than the issues just listed, there was also growing unease about private credit potentially having a bubble of its own—with ripple effects that are impossible to predict. Needless to say, this gave some commentators an opening to revive deeply unpleasant memories of the 2008-09 Financial Crisis.

The admittedly gloomy picture we’ve painted might lead one to think that stocks were either mired in a slump or that we were forecasting one. Yet, stocks recovered with robust results in 2Q26, and our long-term outlook remains constructive (which we explore in more detail below). To be sure, ‘resilience’ has been the word that springs to mind most often when describing the recent performance of equities. This is true not just for the first half of 2026, but also for the 16 months since that April 2025 low. To bring some balance to the inventory of risks and uncertainties, the economy is growing, unemployment remains low (and is ticking up quite slowly), and consumers are still spending.

SMALL-CAPS LEAD THE STOCK MARKET REGATTA

Of course, the big news for us is that the current cycle has seen small-cap stocks reassert leadership after one of the longest periods of underperformance versus large-caps in nearly a century. From 2011 through 2025, small-caps beat their bigger siblings in just two calendar years, 2013 and 2016. This pattern began to shift as share prices rebounded in early April of last year, fueled by especially robust results for micro-cap stocks. Performance off that low has so far been nothing short of extraordinary on both an absolute and relative basis: from 4/8/25-6/30/26, the Russell Microcap Index gained 108.4%

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LETTER TO OUR STOCKHOLDERS

Russell Index Performance

From 4/8/25-6/30/26

Past performance is no guarantee of future results.

and the small-cap Russell 2000 Index increased 74.5%, while the large-cap Russell 1000 Index was up 52.8%, and the mega-cap Russell Top 50 Index rose 49.0%. And though the AI infrastructure buildout has given tech stocks an advantage over much of the market, the tech-heavy Nasdaq also underperformed small- and micro-cap stocks over this period, rising 73.1%. (July saw each of these indexes pull back with losses for the month.)

Small- and micro-cap stocks led for the year-to-date period ended 6/30/26. In this six-month period, the Russell Microcap gained 27.5% and the Russell 2000 advanced 22.6% versus respective gains of 10.3% and 2.0% for the Russell 1000 and Russell Top 50 (the Nasdaq was up 13.1% for the same period).

Within the Russell 2000, all 11 sectors finished June in the black. Information Technology and Industrials led by respectively wide margins, followed by Health Care and Financials. The industries that contributed most to returns in the first half of 2026 were semiconductors & semiconductor equipment (Information Technology), biotechnology (Health Care), and electrical equipment (Industrials), an array that reveals the extent to which AI played a dominant role in small-cap’s first half performance.

There were some interesting differences between the Russell 2000 and Russell Microcap on a sector and industry basis. Information Technology was even more dominant in 2026’s first half, more than tripling the contribution of Industrials, the micro-cap index’s second-best contributor. As with the Russell 2000, semiconductors & semiconductor equipment led, followed by biotechnology, banks, and software. This last industry marked arguably the most significant, and certainly for us the most interesting difference between the indexes, as its contribution in the Russell Microcap was just shy of five times that of the Russell 2000’s. (We note this in part because many software stocks have been under pressure regardless of market capitalization because many observers think the industry may be disintermediated out of existence due to the encroachment of AI.) Ten of the index’s 11 sectors contributed to year-to-date results, Information Technology led, while Health Care, Industrials, Financials, and Energy (which has been volatile due to the war with Iran) also contributed meaningfully. Utilities was the only detractor, and its losses were marginal.

ELSEWHERE IN THE SMALL-CAP FLOTILLA

During a cycle in which tech and biotech stocks have done particularly well, we would not typically expect value to outperform growth. Yet the Russell 2000 Value Index gained 23.0% for the year-to-date period ended 6/30/26, nosing ahead of the 22.2% increase for the Russell 2000 Growth Index. Results from the low on 4/8/25 through the end of June were not as close, and in this period small-cap growth had the advantage, rising 77.1% compared to 71.8% for small-cap value.

Other longer-term periods, however, were better for the Russell 2000 Value, which beat the Russell 2000 Growth for 1-year (+43.0% vs. +38.7%), 3-year (+18.7% vs. +18.4%), and 5-year (+8.2% vs. +5.6%) periods ended 6/30/26, while small-cap growth had the advantage for the 10-year period ended 6/30/26, up 12.0% vs. 10.9%.

THE STATE OF THE RACE

In the months since small-cap began leading the market, we have observed a fair amount of skepticism in the financial media concerning the likelihood of a sustainable leadership role for our chosen asset class. Although small-cap’s current leadership tenure is just over 16 months old, we are already hearing from some quarters that small-cap stocks cannot possibly stay on top. The reasons, however, do not appear to be grounded in data, certainly not any we have seen (and we keep a close eye on market cap and style-based returns). In a fine display of recency bias, some think that market leadership will revert to the biggest companies mostly because that’s the way the market was behaving for several years before April of 2025.

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LETTER TO OUR STOCKHOLDERS

Others claim that a rate increase will sink any hopes for extended small-cap leadership. This is a well-rehearsed narrative: rising interest rates are bad for small-cap stocks because smaller companies are seen as carrying higher leverage, depend more on external financing than larger businesses, and are therefore far more vulnerable to increased borrowing costs. This confluence of factors mean that when the Federal Reserve tightens monetary policy, small caps underperform.

History, however, tells a very different story. When we looked at previous Fed tightening cycles, we found little evidence that higher interest rates consistently translated into weaker small-cap performance. What our research also revealed was that earnings were a far more accurate gauge of small-cap performance, both on an absolute basis and relative to large-cap stocks. Over time, share prices and earnings consistently converged. In our view, interest rates have occasionally influenced valuations and investor sentiment, but mostly over short-term periods. Long-term returns ultimately tend to follow the path of earnings.

This helps explain why the relationship between rates and small-cap performance can appear inconsistent. The Fed usually raises rates because economic growth is strengthening along with corporate earnings. Conversely, it most often lowers rates when growth is slowing, and earnings expectations are deteriorating. In both cases, we believe the earnings outlook, as opposed to the direction of interest rates, has historically been the more important driver of returns. As with so much in investing, context is key.

HOW SMALL-CAPS CAN STAY AT THE HELM

If history suggests that a rate hike is unlikely to derail small-cap leadership, what factors appear likely to support it? We would first point to previous market cycles. Using the CRSP (the Center for Research in Security Prices) 6-10 as our small-cap proxy and the CRSP 1-5 for large-cap, we went back nearly a century to get a sense of how often and how long each asset class held leadership. (The Russell indexes only go back to the end of 1978.) Our research found eight full cycles prior to the current period, beginning at the end of 1931. Each asset class enjoyed four leadership periods. Small-cap had two of the three longest cycles; large-cap had the longest and the shortest periods. Most relevant to us is the fact that regardless of which asset class was on top, leadership was durable—the shortest was a large-cap span of 5 years, from the late 1960s into the early ‘70s. The three longest periods lasted at least 14 and as long as 16 years.

We have not seen any data or research indicating that the nascent small-cap leadership cycle will be markedly different from previous stretches. Equally we think there are solid reasons for believing that it can last at least over the next few years, possibly longer. First, the long reign of large- and mega-cap stocks (with Nvidia recently hitting a hard-to-fathom $5 trillion market cap) meant that small-cap’s weight in the Russell 3000 Index reached a historic low in 2024. The asset class’s recently robust returns notwithstanding, small-cap’s weight is still well below its long-term average of 7.6%, as the chart below shows.

Russell 2000 Total Market Cap as a Percentage of Russell 3000 Total Market Cap (%)

From 12/31/84-6/30/26

Source: FactSet. Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT (ex. Negative EBIT Companies)

From 6/30/01-6/30/26

Source: FactSet.

Along similar lines, small-cap returns have not yet closed the valuation chasm between it and large-cap. At the end of June, the Russell 2000 remained much more attractively valued than the Russell 1000, based on our preferred index valuation metric, EV/EBIT (enterprise value over earnings before interest & taxes).

So while a lot is being said about “the market” being overvalued, the data is clear that small- cap stocks have a long way to go before they carry valuations as swollen as most large-cap stocks.

DON’T FEAR THE STORM CLOUDS ON THE HORIZON

Volatility has been fairly tame so far this year. The CBOE Volatility Index, or VIX (often called the “fear index”) has given investors mostly smooth sailing through the year’s first seven months, though March and April saw choppy waters when the VIX rose well above 20—which is generally thought to be the point at which stocks exhibit high volatility—as it did again in June and July, though more briefly.

We anticipate heavier weather in the months ahead. The market’s seas seldom remain calm for extended periods; reversion to the mean is common, and nearly all bull markets experience double-digit corrections amid their longer pattern of positive returns. The catalysts for heightened volatility could be related to the general uncertainty over the state of the U.S. and global economies, adverse geopolitical events, or a pronounced slowdown in economic growth. Even more likely, in our view, is that a negative development will seemingly materialize out of nowhere and send shockwaves through the market. More than five decades of investment experience have brought home time and again the lesson that downdrafts are rarely the result of what most of us have already been worrying about.

From our perspective, then, it’s more important to see volatility as an ally. It is, after all, a common market force that allows disciplined investors with a long-term horizon to take advantage of short-term movements in order to potentially enhance market-beating results over the long run.

EARNINGS ARE THE TAILWIND FOR AN OTHERWISE FOGGY FORECAST

Many factors, mostly psychological, can influence short-term returns (and cause increased volatility), but over the long run, earnings and profits are what drive performance. For the last several months, we have been arguing that the combination of relatively more attractive valuations and a brighter earnings outlook are the formula for extended small-cap leadership. Nothing occurred in July to change our view—not the sudden burst of higher volatility, not the Fed’s decision in late July to hold the line on rates coupled with the news that certain Fed members, eager to tame inflation, wanted an increase. We

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LETTER TO OUR STOCKHOLDERS

think that small-caps will continue to benefit from stronger earnings growth against the backdrop of a growing economy, and consensus estimates continue to point to faster earnings growth ahead (as they have for several months).

One-Year EPS Growth

Past performance is no guarantee of future results. Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock. The EPS Growth Estimates are the pre-calculated mean two-year EPS growth rate estimates by brokerage analysts. Estimates are the average of those provided by analysts working for brokerage firms who provide research coverage on each individual security as reported by FactSet. All non-equity securities, investment companies, and companies without brokerage analyst coverage are excluded. Source: FactSet.

AN OCEAN OF OPPORTUNITY?

More specifically, most of our investment teams are enjoying a sweet spot between holdings that are doing well while still finding what they think are excellent long-term opportunities in the wide and diverse universe of small- and micro-cap stocks. Many companies that fit our different investment criteria are trading at what we think are attractive multiples. Most are discrete opportunities, but we are finding them in nearly every sector and industry. For example, Health Care is proving to be fertile ground across most of its industries. Consumer Staples and Consumer Discretionary have also presented us with what we believe are compelling long-term opportunities. To be sure, the best time to buy in the former sector has historically been when most or all consumer sentiment measures are terrible— and sentiment has been consistently hitting new lows with each update to the survey data.

We also believe that we are just beginning to see how companies can benefit from automating and streamlining business processes of all types and look forward to the productivity improvements that will follow. The physical buildout of the AI infrastructure is looking more and more like a multi-year structural phenomenon where we appear to be in the early innings, which is creating interesting investment ideas. Software is a related area, and many companies’ valuations have been dislocated from long-term fundamentals, driven by the perceived threat to their business models from AI. We believe there are pockets of the software industry that will actually benefit from AI, with the possibility of expansion in their addressable market and an increased need for their services.

To further support the idea of widespread opportunities, we think it’s important to note that, while much is made of the fact that more than 40% of the companies in the Russell 2000 have no earnings, the small- and micro-cap universe still has more profitable companies than the Russell 1000 or S&P 500 Indexes. This combination of relatively more attractive valuations and ongoing earnings strength bolsters our conviction that the current environment continues to offer many compelling opportunities for active, fundamentals-driven investors with a long-term horizon.

Sincerely,

Christopher D. Clark	Francis D. Gannon
Chief Executive Officer, and	Co-Chief Investment Officer
Co-Chief Investment Officer

August 7, 2026

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Performance

NAV Average Annual Total Returns

As of June 30, 2026 (%)

										SINCE	INCEPTION
	YTD¹	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	INCEPTION	DATE
Royce Global Trust	12.73	22.51	19.15	6.93	10.95	N/A	N/A	N/A	N/A	8.24	10/17/13
Royce Micro-Cap Trust	46.65	70.39	28.56	13.09	16.00	13.24	10.63	11.30	11.78	12.05	12/14/93
Royce Small-Cap Trust	24.23	38.11	20.21	9.44	13.31	10.74	9.10	9.55	10.67	10.94	11/26/86
INDEX
MSCI ACWI Small Cap Index	16.11	28.82	17.41	7.42	10.73	9.07	8.34	9.45	8.26	N/A	N/A
Russell Microcap Index	27.50	58.55	23.97	7.07	12.47	11.03	8.31	8.82	N/A	N/A	N/A
Russell 2000 Index	22.57	40.78	18.60	6.98	11.62	10.52	8.88	8.80	8.93	N/A	N/A
[1] Not annualized.

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro- Cap Trust at 12/31/25 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as pandemics, acts of terrorism, or the armed conflicts in Europe and the Middle East, that may not be directly related to the issuer of a security held by a Fund. These conflicts, along with any banking industry instability, could adversely affect global market, financial, and economic conditions, as well as individual companies, in ways that cannot necessarily be foreseen. Investments in securities of micro-cap or small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Investments in securities of foreign issuers may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and the Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Royce Global Trust invests a significant portion of its assets in foreign companies. A broadly diversified portfolio does not ensure a profit or guarantee against loss. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Global, Micro-Cap, and Small-Cap Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of the Finanancial Industry Regulatory Authority (“FINRA”) and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Trust (RGT)

Steven McBoyle

FUND PERFORMANCE

Royce Global Trust (RGT) gained 12.7% on a net asset value (NAV) basis and 8.5% on a market price basis for the year-to-date period ended 6/30/26, underperforming its benchmark, the MSCI ACWI Small Cap Index, which was up 16.1% for the same period. The Fund beat the global small-cap index on both an NAV and market price basis for the 3- and 10-year periods ended 6/30/26 (while trailing for the 1- and 5-year periods).

WHAT WORKED… AND WHAT DIDN’T

Seven of the Fund’s 10 equity sectors made positive contributions in the first half of 2026, with Financials and Information Technology leading by wide margins, followed by Industrials. Real Estate, Health Care, and Communication Services were the sectors that detracted. At the industry level, capital markets (Financials), semiconductors & semiconductor equipment (Information Technology), and electronic equipment, instruments & components (Information Technology) had the biggest positive impacts while the most significant detractors were real estate management & development (Real Estate), health care equipment & supplies (Health Care), and professional services (Industrials).

The Fund’s top contributor at the position level was Tel Aviv Stock Exchange (TASE), Israel’s only public equity and debt exchange operator, which benefits from a high-margin, infrastructure-light platform model with revenue derived from trading commissions, listings, clearing fees, and technology services. Despite the war with Iran and the ongoing situation in Gaza, Israeli markets experienced high trading volumes in the first half of 2026. The heightened volumes helped drive higher transaction-fee revenue and clearing income for the exchange. MKS is a mission-critical process-control and subsystems supplier to semiconductor, electronics and specialty industrial customers. Investors continued to reprice the 1Q26 earnings beat and 2Q26 guidance into a broader AI electronics and packaging inflection, while in June specific support came from analyst upgrades and target increases, the Penang Supercenter opening, and the $25 million Guangzhou Atotech expansion, all of which supported the thesis that growth is no longer just a wafer-fab recovery debate, but a higher throughput AI electronics/packaging cycle with operating leverage. Littelfuse is a diversified circuit-protection, power-control, and sensing company whose products protect and control electrical systems across several industries. The market rewarded a strong first quarter earnings beat and a clearer path toward higher-growth electrical content.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/26 (%)[1]		Year-to-Date Through 6/30/26 (%)[2]

Tel Aviv Stock Exchange	2.61	EVI Industries	-0.47
MKS	2.22	Cochlear	-0.43
Littelfuse	1.49	Colliers International Group	-0.43
Sprott	1.05	Karnov Group	-0.42
Nova	1.03	Morningstar	-0.32
[1] Includes dividends		[2] Net of dividends

The Fund’s top detractor at the position level was EVI Industries, a leading provider of laundry equipment and related services. Results for the past few quarters were negatively impacted by weather-related installation delays, which we view as a temporary situation, while also seeing a significant runway for long-term growth. Headquartered in Australia, Cochlear is the global leader in cochlear implants, with a roughly 60% market share. The company released a materially weaker-than-expected update in April, with fiscal 2026 net profit cut by roughly 25-30%. We believe Cochlear, however, is still the technology leader with stable market share, strong ecosystem advantages, and a differentiated innovation pipeline that should support a multi-year upgrade cycle. Colliers International Group is a global professional services and investment management platform spanning Commercial Real Estate, Engineering, and Investment Management. The stock fell as investors discounted weak profit conversion and balance-sheet/acquisition complexity despite headline growth. Management emphasized that more than 70% of earnings come from resilient businesses, but that did not offset investor concerns.

The Fund’s disadvantage versus the MSCI ACWI Small Cap was due to stock selection. At the sector level, stock selection (along with a smaller detraction from our underweight) in Information Technology, as well as stock selection in Industrials and Communication Services hurt relative results the most. Conversely, stock selection in Financials, a lower weighting in Consumer Discretionary, and the combination of stock selection and a higher weighting in Materials helped most.

CURRENT POSITIONING AND OUTLOOK

Economic conditions remained generally resilient through the end of June, even as uncertainty continued to characterize the global investment landscape. Investors still face a range of challenges, including ongoing geopolitical tensions in the Middle East, trade-related uncertainty, uneven growth trends across major economies, and persistent inflationary pressures. Although inflation moderated in several regions, rising energy costs and renewed supply-chain disruptions associated with the conflict in the Middle East contributed to higher input costs and pricing pressures across global manufacturing sectors. At the same time, expectations for monetary policy remained fluid as central banks balanced slowing inflation against resilient economic activity and the risk of renewed price pressures. These crosscurrents contributed to periodic volatility and reinforced the importance of maintaining a disciplined focus on company-specific fundamentals rather than short-term macroeconomic developments.

8 | 2026 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 6/30/26

	JAN-JUN 2026[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	12.73	22.51	19.15	6.93	10.95	8.24
[1] Not Annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment through 6/30/26 1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	20.0%	26.6%	182.0%	N/A	N/A	146.7%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 6/30/26

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 64 for additional information.

Value of $10,000

Invested on 10/17/13 as of 6/30/26 ($)

Top 10 Positions

% of Net Assets

Protector Forsikring	2.8
MKS	2.6
RB Global	2.4
Stadio Holdings	2.4
APi Group	2.4
Phoenix Financial	2.4
SEI Investments	2.1
MSA Safety	2.1
H&R Block	2.1
Manhattan Associates	2.1

Portfolio Sector Breakdown

% of Net Assets

Industrials	34.2
Financials	24.2
Information Technology	13.5
Materials	7.0
Consumer Discretionary	5.2
Real Estate	2.6
Health Care	2.3
Communication Services	1.6
Consumer Staples	1.5
Energy	0.9
Cash and Cash Equivalents	7.0

Calendar Year Total Returns (%)

YEAR	RGT
2025	23.2
2024	11.8
2023	16.1
2022	-27.0
2021	16.3
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown 1,2

% of Net Assets

United States	49.9
Canada	10.6
United Kingdom	5.2
Israel	5.1
Sweden	4.0
South Africa	3.3

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$113 million
Number of Holdings	102
Turnover Rate	28%
Net Asset Value	$17.18
Market Price	$14.23
Average Market Capitalization[1]	$4,692 million
Weighted Average P/E Ratio[2,3]	24.1x
Weighted Average P/B Ratio[2]	3.4x
Active Share[4]	98%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/26).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. The Fund generally invests a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2026.

2026 Semiannual Report to Stockholders | 9

Royce Global Trust

Schedule of Investments

Common Stocks — 93.0%

	SHARES	VALUE

AUSTRALIA – 1.1%
Cochlear [1]	5,350	$452,020
Technology One [1]	40,400	828,126
Total (Cost $680,780)		1,280,146

BERMUDA – 1.0%
Bank of N.T. Butterfield & Son (The)	18,500	1,100,750
Total (Cost $644,130)		1,100,750

BRAZIL – 0.9%
Bradsaude	171,600	478,006
TOTVS	97,885	544,195
Total (Cost $750,794)		1,022,201

CANADA – 10.6%
Altus Group	2,891	91,852
Canaccord Genuity Group	97,143	1,000,027
Colliers International Group	11,180	1,048,572
Descartes Systems Group (The) [2]	8,424	583,278
FirstService Corporation	12,845	1,825,403
IMAX Corporation [2]	29,159	1,162,278
Major Drilling Group International [2]	79,300	842,624
Onex Corporation	17,813	1,332,097
Pason Systems	35,000	304,283
Sprott	10,152	1,143,867
Stella-Jones	15,750	870,428
TELUS Corporation	16,311	172,512
TMX Group	47,600	1,558,306
Total (Cost $8,763,665)		11,935,527

FINLAND – 0.5%
Metso †,[1]	30,000	521,533
Total (Cost $533,416)		521,533

FRANCE – 0.4%
Ayvens [1]	39,000	514,177
Total (Cost $345,465)		514,177

GREECE – 1.0%
Sarantis [1]	64,500	1,089,943
Total (Cost $554,222)		1,089,943

ICELAND – 0.2%
Embla Medical [1,2]	51,000	209,299
Total (Cost $321,244)		209,299

INDIA – 2.1%
AIA Engineering [1]	28,440	1,522,895
BSE [1]	21,696	895,276
Total (Cost $797,042)		2,418,171

ISRAEL – 5.1%
Nova [2]	3,550	1,927,437
Phoenix Financial [1]	48,500	2,687,377
Tel Aviv Stock Exchange [1]	27,000	1,122,210
Total (Cost $789,429)		5,737,024

ITALY – 1.0%
Carel Industries [1]	25,000	907,020
SOL [1]	4,000	266,027
Total (Cost $534,896)		1,173,047

JAPAN – 1.6%
As One [1]	11,200	155,821
Daiei Kankyo [1]	26,700	622,317
Fukui Computer Holdings [1]	10,800	205,237
NSD [1]	12,200	185,100
Riken Keiki [1]	4,600	105,801
TKC Corporation [1]	25,500	535,619
Total (Cost $1,708,764)		1,809,895

NETHERLANDS – 0.4%
IMCD [1]	5,500	496,680
Total (Cost $387,492)		496,680

NEW ZEALAND – 0.3%
Fisher & Paykel Healthcare [1]	17,000	376,015
Total (Cost $101,973)		376,015

NORWAY – 2.8%
Protector Forsikring [1]	64,500	3,111,196
Total (Cost $480,437)		3,111,196

PANAMA – 0.7%
Bladex Cl. E	13,716	843,122
Total (Cost $379,574)		843,122

SINGAPORE – 0.0%
Midas Holdings [2,3]	400,000	0
Total (Cost $50,439)		0

SOUTH AFRICA – 3.3%
CA Sales Holdings [1]	147,597	121,529
PSG Financial Services [1]	456,870	898,129
Stadio Holdings [1]	3,686,928	2,699,955
Total (Cost $927,734)		3,719,613

SWEDEN – 4.0%
Bravida Holding [1]	68,900	878,532
Mycronic [1]	29,610	981,537
OEM International Cl. B [1]	107,000	1,843,621
Teqnion [1,2]	47,800	760,736
Total (Cost $2,551,112)		4,464,426

SWITZERLAND – 0.9%
Kardex Holding [1]	1,600	448,938
VZ Holding [1]	2,900	543,540
Total (Cost $288,558)		992,478

UNITED KINGDOM – 5.2%
Diploma [1]	8,200	775,983
DiscoverIE Group [1]	71,656	642,788
Halma [1]	25,719	1,343,652
ICG [1]	3,300	73,980
Judges Scientific [1]	7,600	474,977
Keystone Law Group [1]	95,940	692,341
Optima Health [1,2]	112,600	286,029
Rightmove †,1	90,000	523,419
SigmaRoc †,1,2	425,751	722,821
SThree [1]	146,600	308,022
Total (Cost $4,786,277)		5,844,012

UNITED STATES – 49.9%
APi Group [2]	63,649	2,695,535
Arcosa	12,660	1,839,371

10 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2026 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

UNITED STATES (continued)
Atmus Filtration Technologies	15,670	$799,013
CSW Industrials †	1,980	551,034
Dorman Products †,2	5,000	682,250
Element Solutions	36,400	1,738,100
Enpro [4]	2,535	955,517
ESAB Corporation	14,460	1,426,190
Evercore Cl. A †	3,490	1,191,626
EVI Industries	50,000	739,000
Exponent †	35,255	2,071,584
GCM Grosvenor Cl. A	101,682	1,250,689
Griffon Corporation	11,250	1,097,212
H&R Block †	62,375	2,375,240
Hagerty Cl. A [2]	39,300	468,456
Houlihan Lokey Cl. A †	7,000	938,910
I3 Verticals Cl. A [2]	5,859	125,148
Innospec	18,318	1,490,902
Interparfums †	5,000	559,300
Jack Henry & Associates †	14,550	2,004,117
JBT Marel	12,220	1,771,900
Kadant	7,173	2,253,972
KBR	16,416	566,844
Lindsay Corporation [4]	3,547	439,119
Littelfuse	3,432	1,562,693
Manhattan Associates [2]	16,645	2,317,816
MKS	6,652	2,958,810
Morningstar	5,414	844,692
MSA Safety †	13,650	2,383,017
NewtekOne	22,650	335,446
Quaker Houghton	12,580	1,998,585
RB Global	23,250	2,707,462
Repligen Corporation [2]	4,600	627,624
Richardson Electronics	6,356	120,828
SEI Investments	27,415	2,404,570
Teledyne Technologies [2]	1,340	893,646
Transcat [2]	17,334	1,608,075
UFP Industries	13,140	1,192,324
Valmont Industries	2,600	1,501,760
Victory Capital Holdings Cl. A	17,670	1,485,340
Viper Energy Cl. A	16,069	681,326
Vontier Corporation	19,889	576,781
Total (Cost $41,131,787)		56,231,824

TOTAL COMMON STOCKS
(Cost $67,509,230)	104,891,079

INVESTMENTS AT VALUE
(Cost $67,509,230)	104,891,079

REPURCHASE AGREEMENT – 7.2%
Fixed Income Clearing Corporation, 3.00% dated 6/30/26, due 7/1/26, maturity value $8,131,175 (collateralized by obligations of U.S. Government Agencies, 3.875% due 3/15/28, valued at $8,293,289)
(Cost $8,130,497)	8,130,497

TOTAL INVESTMENTS – 100.2%

(Cost $75,639,727)	113,021,576

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%	(245,190)

NET ASSETS – 100.0%	$112,776,386

†  New additions in 2026.

1  These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

2  Non-income producing.

3  A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

4  All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2026. Total market value of pledged securities as of June 30, 2026, was $889,619.

Securities are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2026 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $75,663,775. As of June 30, 2026, net unrealized appreciation for all securities was $37,357,801 consisting of aggregate gross unrealized appreciation of $39,997,024 and aggregate gross unrealized depreciation of $2,639,223. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 11

Royce Global Trust	June 30, 2026 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$104,891,079
Repurchase agreements (at cost and value)	8,130,497
Foreign currency (cost $8,536)	8,535
Receivable for dividends and interest	174,501
Receivable for insurance reimbursement	1,196
Prepaid expenses and other assets	14,756
Total Assets	113,220,564
LIABILITIES:
Payable for investments purchased	167,825
Payable for investment advisory fee	91,638
Payable for directors' fees	5,618
Accrued legal expense	1,196
Accrued other expenses	49,682
Deferred capital gains tax	128,219
Total Liabilities	444,178
Commitments and Contingent Liabilities[1]
Net Assets	$112,776,386
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 6,562,852 shares outstanding (150,000,000 shares authorized)	$58,399,976
Total distributable earnings (loss)	54,376,410
Net Assets (net asset value per share - $17.18)	$112,776,386
Investments at identified cost	$67,509,230

1 See Notes to Financial Statements.

12 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust	Six Months Ended June 30, 2026 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$967,904
Foreign withholding tax	(95,075)
Interest	82,936
Total income	955,765
EXPENSES:
Investment advisory fees	539,249
Custody and transfer agent fees	40,644
Administrative and office facilities	33,950
Stockholder reports	29,401
Professional fees	24,381
Directors' fees	10,358
Legal expense[1]	1,196
Insurance reimbursement of legal expense[1]	(1,196)
Other expenses	19,449
Total expenses	697,432
Net investment income (loss)	258,333
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	17,007,812
Foreign currency transactions	(10,716)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(4,448,098)
Other assets and liabilities denominated in foreign currency	(43,119)
Net realized and unrealized gain (loss) on investments and foreign currency	12,505,879
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$12,764,212

[1]	For the six months ended June 30, 2026, the Fund incurred $1,196 in legal fees and expenses in connection with an action filed on June 29, 2023 against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.) See Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 13

Royce Global Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/26	YEAR ENDED
	(UNAUDITED)	12/31/25
INVESTMENT OPERATIONS:
Net investment income (loss)	$258,333	$299,589
Net realized gain (loss) on investments and foreign currency	16,997,096	5,034,697
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,491,217)	13,551,036
Net increase (decrease) in net assets from investment operations	12,764,212	18,885,322
DISTRIBUTIONS:
Total distributable earnings	–	(1,238,612)
Total distributions	–	(1,238,612)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	–	565,568
Total capital stock transactions	–	565,568
Net Increase (Decrease) In Net Assets	12,764,212	18,212,278
NET ASSETS:
Beginning of period	100,012,174	81,799,896
End of period	$112,776,386	$100,012,174

14 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust	Six Months Ended June 30, 2026 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$12,764,212
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(28,704,092)
Proceeds from sales and maturities of long-term investments	29,992,376
Net purchases, sales and maturities of short-term investments	(1,478,800)
Net (increase) decrease in dividends and interest receivable and other assets	144,531
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(156,586)
Net change in unrealized appreciation (depreciation) on investments	4,448,098
Net realized gain (loss) on investments	(17,007,812)
Net cash provided by operating activities	1,927
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	–
Net cash used for financing activities	–
INCREASE (DECREASE) IN CASH:	1,927
Cash and foreign currency at beginning of period	6,608
Cash and foreign currency at end of period	$8,535

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 15

Royce Global Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/26 (UNAUDITED)	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net Asset Value, Beginning of Period	$15.24	$12.55	$11.72	$10.25	$14.26	$14.95
INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.05	0.03	(0.05)[1,2]	0.09	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	2.85	1.32	1.69	(3.96)	2.19
Net increase (decrease) in net assets from investment operations	1.94	2.90	1.35	1.64	(3.87)	2.18
DISTRIBUTIONS:
Net investment income	–	(0.13)	(0.43)	–	(0.10)	(0.09)
Net realized gain on investments and foreign currency	–	(0.06)	(0.04)	(0.15)	(0.03)	(2.66)
Return of capital	–	–	–	–	(0.00)	–
Total distributions	–	(0.19)	(0.47)	(0.15)	(0.13)	(2.75)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.02)	(0.05)	(0.02)	(0.01)	(0.12)
Total capital stock transactions	–	(0.02)	(0.05)	(0.02)	(0.01)	(0.12)
Net Asset Value, End of Period	$17.18	$15.24	$12.55	$11.72	$10.25	$14.26
Market Value, End of Period	$14.23	$13.11	$10.72	$9.75	$8.65	$13.12
TOTAL RETURN:[3]
Net Asset Value	12.73%[4]	23.22%	11.80%	16.15%	(27.04)%	16.34%
Market Value	8.54%[4]	24.07%	14.81%	14.50%	(33.08)%	19.77%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.29%[5]	0.35%	0.71%	1.52%[1]	0.54%	0.39%
Total expenses (net)	1.29%[5]	1.35%	1.71%	2.52%[1]	1.54%	1.39%
Expenses excluding interest expense	1.29%[5]	1.34%	1.40%	2.15%[1]	1.38%	1.33%
Expenses prior to balance credits	1.29%[5]	1.35%	1.71%	2.52%[1]	1.54%	1.39%
Net investment income (loss)	0.48%[5]	0.33%	0.15%	(0.45)%[1,2]	0.79%	(0.13)%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$112,776	$100,012	$81,800	$74,578	$64,692	$89,394
Portfolio Turnover Rate	28%	14%	16%	14%	24%	52%
REVOLVING CREDIT AGREEMENT:
Asset coverage	N/A	N/A	4190%	1964%	1717%	2335%
Asset coverage per $1,000	N/A	N/A	$41,900	$19,645	$17,173	$23,349

[1]	Due to an action filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No.1:23-cv-05568 (S.D.N.Y.), the Fund accrued net $500,000 in legal fees and expenses which resulted in a decrease in net investment income (loss) per share of $0.08, a decrease in the ratio of net investment income (loss) to average net assets of 0.73% and an increase in the noted expense ratios to average net assets of 0.73%.

[2]	A special distribution in 2023 from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.02 and an increase in the ratio of net investment income (loss) to average net assets of 0.17%.

[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[4]	Not annualized
[5]	Annualized

16 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Global Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold set by Royce as valuation designee. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable

2026 Semiannual Report to Stockholders | 17

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2026. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$73,060,861	$31,830,218	$0	$104,891,079
Repurchase Agreement	–	8,130,497	–	8,130,497

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2026, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund invests a significant portion of its assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments in securities of foreign companies are usually denominated in foreign currencies and the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

18 | 2026 Semiannual Report to Stockholders

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

CAPITAL GAINS TAX:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign taxes on dividend income, if any, are recorded based on tax regulations and rates that exist in the foreign markets in which the Fund invests. In some cases, the Fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset and income on the Fund’s books. In many cases, however, the Fund may not receive such amounts for an extended period of time, depending on the country of investment. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

CASH INCLUDING FOREIGN CURRENCIES:

Cash, including foreign currencies, consists of deposits maintained at State Street Bank and Trust Company, the Fund’s Custodian (in such capacity, the "Custodian"), and through the Custodian’s global sub-custodian network. Accordingly, the Fund’s risk for the possible insolvency loss of a cash deposit lies with the Custodian or the relevant sub-custodian bank. Fund cash deposits maintained at the Custodian or through a particular sub-custodian bank may be significant, and may, at times, exceed U.S. or other applicable insurance limits.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the “Royce Funds” are allocated equitably among the relevant Royce Funds. (The “Royce Funds” comprise the Fund and the other 14 U.S. registered investment companies for which Royce serves as investment manager.) All of the Royce Funds reimburse Royce in its capacity as administrator under administration agreements for costs and expenses paid or incurred in providing certain administrative services, including, without limitation, those relating to certain personnel, rent, technology, and supplies; amounts reimbursed to Royce by the Fund are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 43,842 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2025.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum commitment amount under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement.

2026 Semiannual Report to Stockholders | 19

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2026, the Fund had no outstanding borrowings under the credit agreement. The Fund and BNPPI may agree for the Fund to borrow again under the credit agreement, which borrowed amount may not exceed the “financing cap” of $15,000,000.

During the six months ended June 30, 2026, the maximum commitment amount under the credit agreement was $0 and the Fund had an average daily loan balance of $0 at a weighted average borrowing cost of 0%. As of June 30, 2026, the aggregate value of rehypothecated securities was $0. During the six months ended June 30, 2026, the Fund earned $0 in fees from rehypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets, computed daily and payable monthly. For the six months ended June 30, 2026, the Fund expensed Royce investment advisory fees totaling $539,249.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2026, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $28,647,523, and $29,587,038, respectively.

Commitments/Contingencies:

On June 29, 2023, an action was filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.) that sought rescission under Section 47(b) of the Investment Company Act of 1940 (the “ICA”) of the defendants’ election to opt into the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). On January 4, 2024, the U.S. District Court for the Southern District of New York (the “District Court”) issued an opinion and order that, among other things, declared that the resolutions opting into the MCSAA violate a provision of the ICA and ordered that those resolutions “be rescinded forthwith.” Following an appeal by the Fund and the other remaining defendants, the District Court’s judgment was affirmed in full by the United States Court of Appeals for the Second Circuit (the “Second Circuit”) on June 26, 2024. On or about September 24, 2024, the Fund and certain defendants filed a petition with the U.S. Supreme Court for a writ of certiorari to review the judgment of the Second Circuit. On June 30, 2025, the U.S. Supreme Court granted certiorari, agreeing to resolve a circuit split over whether private parties have an implied right of action under Section 47(b) of the ICA to enforce its provisions. On June 11, 2026, the U.S. Supreme Court reversed the judgment of the Second Circuit by holding that Section 47(b) of the ICA does not impliedly empower private parties to sue for rescission of contracts that allegedly violate the ICA and remanded the case back to the Second Circuit, which in turn on July 16, 2026 remanded the case to the District Court for further proceedings consistent with the Supreme Court’s decision.

For the six months ended June 30, 2026, the Fund incurred $1,196 in legal fees and expenses in connection with this action. The Fund expects to be reimbursed such amount under its insurance policy. The Fund was reimbursed for $191,881 in legal fees and expenses during the six-month period ended June 30, 2026; such amounts were incurred during the calendar year ended December 31, 2025. The deductible amount for this action under the Fund’s insurance policy is $500,000 and was met by the Fund in 2023. Any additional amounts incurred for legal fees and expenses for this action are also expected to be reimbursed to the Fund by the insurer.

20 | 2026 Semiannual Report to Stockholders

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

Segment Reporting:

The Fund operates as a single operating segment, which is a segregated investment portfolio. Royce serves as investment manager for the Fund. The Management Committee of Royce functions as the Chief Operating Decision Maker ("CODM") for the Fund for purposes of Segment Reporting (Topic 280), evaluating its results and performance based upon its specific investment strategy and other relevant facts and circumstances. The CODM uses these measures to assess Fund performance and allocate resources effectively, subject to compliance with applicable legal and regulatory requirements and oversight from its Board of Directors. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure, other than as disclosed within.

2026 Semiannual Report to Stockholders | 21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Jim Stoeffel, Andrew Palen

FUND PERFORMANCE

For the year-to-date period ended 6/30/26, Royce Micro-Cap Trust (RMT) advanced 46.7% on a net asset value (NAV) basis and 44.9% based on market price, easily outperforming its small-cap benchmark, the Russell 2000 Index, which was up 22.6% for the same period. The Fund also beat the benchmark on an NAV and market price basis for the 1-, 3-, 5-, 10-, 15-, 20-, 25-, 30-year, and since inception (12/14/93) periods ended 6/30/26.

WHAT WORKED… AND WHAT DIDN’T

Nine of the Fund’s 10 equity sectors finished the first half of 2026 with positive contributions. Information Technology led by a wide margin, followed by Industrials and Consumer Discretionary. Real Estate was the only sector that detracted. At the industry level, three areas from Information Technology—semiconductors & semiconductor equipment, electronic equipment, instruments & components, and communications equipment—contributed most for the year-to-date period, while software (Information Technology), pharmaceuticals (Health Care), and health care equipment & supplies (Health Care) were the largest detractors.

The Fund’s top contributor at the position level was Ichor Holdings, which designs and manufactures gas and chemical delivery systems that are critical components in semiconductor manufacturing. As a result, Ichor has been benefiting from the rapid buildout of AI-related infrastructure. Company management has also been focused on driving vertical integration into its manufacturing processes to improve Ichor’s gross margin structure. Ultra Clean Holdings develops and supplies critical subsystems, components, parts, and related services to the semiconductor industry. While near-term wafer-fab equipment shipments remain constrained by cleanroom growth, the capacity cycle underway is providing unprecedented demand visibility in an environment of increased deposition (which adds material onto a chip wafer) and etch (which selectively removes material) share of capital spending and the buildout of new computing loads. Optical semiconductor manufacturer Applied Optoelectronics has been a beneficiary of the buildout of AI infrastructure thanks to the fast growing demand for its optical components. The company has also benefited from its commitment to rapidly raising the technology curve by introducing more advanced high-end optical components, which is allowing it to gain market share with leading AI data center customers.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/26 (%)[1]		Year-to-Date Through 6/30/26 (%)[2]

Ichor Holdings	3.29	Artivion	-0.48
Ultra Clean Holdings	3.01	PAR Technology	-0.47
Applied Optoelectronics	2.67	Forward Air	-0.44
Vishay Precision Group	1.90	EVI Industries	-0.35
Cohu	1.89	Powerfleet	-0.34
[1] Includes dividends		[2] Net of dividends

The Fund’s top detractor at the position level in 2026’s first half was Artivion, which produces medical equipment targeting cardiovascular procedures. Its most recent quarter was generally mixed. Management guided 2026 earnings lower, which is always challenging for higher multiple med-tech companies. The shortfall was primarily related to slower than expected regulatory approvals of a few new products, as well as the upfront costs associated with the rollout of other new products. Due to the fact that these are typical risks for smaller-cap med-tech companies, we expect them to be overcome in the intermediate term. PAR Technology is a pure-play restaurant technology provider offering unified, cloud-native solution for front- and back-of-house operations encompassing point-of-sale, loyalty management, digital ordering, and operations analytics. The company has accumulated relationships with some of the largest players in the industry, namely McDonald’s, Yum! Brands, Burger King, and Dairy Queen. But increasingly advanced penetration, deflation of development costs, and recent shocks to buying decisions have overcome PAR’s recent history of stable legacy replacement cycle demand, which led to our decision to exit the position. Forward Air provides transportation services across a broad range of the trucking industry. Unfortunately and unexpectedly, the company announced that a large customer representing 10% of its business would be leaving for another carrier. Given the company’s somewhat levered balance sheet, we decided to exit our position.

The Fund’s advantage over the Russell 2000 was mostly due to stock selection, though sector allocation decisions were also additive. At the sector level, the combination of stock selection and, to a lesser extent, a higher weighting in Information Technology had by far the biggest positive impact, followed by the same combination in Industrials and stock selection in Consumer Discretionary. Conversely, stock selection in Health Care and Real Estate hurt relative results the most in the first half of 2026.

CURRENT POSITIONING AND OUTLOOK

We remain optimistic on the outlook for the AI buildout and the consequent improvements to economic productivity. However, the market has increasingly discounted these outcomes, so we have been slowly allocating capital from our technology winners into other areas of the market with more attractive valuations, including areas such as staffing companies and software that the market believes will be disintermediated by AI, but where we see opportunities for these companies to benefit. We also see cyclical opportunities in areas such as agriculture and commercial vehicles, while recent medical technology valuations have also proven interesting. Likewise, while we view AI as a key productivity enhancer, in the short term the infrastructure buildout is pressuring many commodity costs, and there remain concerns about the ultimate ROI of many data center projects. As always, we will look to take advantage of the opportunities the currently volatile environment provides.

22 | 2026 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 6/30/26

	JAN-JUN 2026[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (12/14/93)
RMT (NAV)	46.65	70.39	28.56	13.09	16.00	13.24	10.63	11.30	11.78	12.05

1 Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment through 6/30/26 1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	70.0%	80.9%	354.5%	551.5%	549.5%	3347.4%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 6/30/26

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 64 for additional information.

Value of $10,000

Invested on 6/30/2000 (Russell Microcap Inception) as of 6/30/26 ($)

Top 10 Positions

% of Net Assets

Ichor Holdings	1.8
Ultra Clean Holdings	1.8
Cohu	1.7
Graham Corporation	1.5
NWPX Infrastructure	1.5
Bel Fuse Cl. B	1.4
EZCORP Cl. A	1.4
Lindblad Expeditions Holdings	1.3
Richardson Electronics	1.3
CECO Environmental	1.3

Portfolio Sector Breakdown

% of Net Assets

Industrials	28.6
Information Technology	25.5
Health Care	12.7
Financials	12.2
Consumer Discretionary	12.0
Materials	5.2
Energy	3.6
Communication Services	2.1
Real Estate	0.7
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-2.6

Calendar Year Total Returns (%)

YEAR	RMT
2025	16.6
2024	13.5
2023	16.6
2022	-16.9
2021	19.2
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7

Portfolio Diagnostics

Fund Net Assets	$908 million
Number of Holdings	171
Turnover Rate	24%
Net Asset Value	$16.75
Market Price	$14.64
Net Leverage [1]	2.6%
Average Market Capitalization [2]	$1,127 million
Weighted Average P/B Ratio [3]	2.4x
Active Share [4]	96%
U.S. Investments (% of Net Assets)	89.1%
Non-U.S. Investments (% of Net Assets)	13.5%
[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/25 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2026.

2026 Semiannual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments

Common Stocks — 102.0%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.1%
ENTERTAINMENT - 0.8%
IMAX Corporation [1,2,3]	191,926	$7,650,170
INTERACTIVE MEDIA & SERVICES - 0.9%
DHI Group [3]	681,079	2,526,803
QuinStreet [3]	368,464	5,397,998
		7,924,801
MEDIA - 0.4%
Magnite [3]	195,005	3,701,195
Total (Cost $9,349,113)		19,276,166

CONSUMER DISCRETIONARY – 12.0%
AUTOMOBILE COMPONENTS - 0.9%
Fox Factory Holding Corp. [3]	244,420	4,141,697
Stoneridge [3]	514,517	3,766,264
		7,907,961
DIVERSIFIED CONSUMER SERVICES - 2.2%
Legacy Education [3]	559,096	6,574,969
Lincoln Educational Services [3]	100,000	4,990,000
Universal Technical Institute [1,2,3]	194,500	8,318,765
		19,883,734
HOTELS, RESTAURANTS & LEISURE - 2.7%
Century Casinos [3]	960,557	1,229,513
First Watch Restaurant Group [3]	352,427	4,542,784
Lindblad Expeditions Holdings [3]	422,534	11,932,360
Target Hospitality [3]	331,829	6,756,039
		24,460,696
HOUSEHOLD DURABLES - 1.2%
Legacy Housing [1,3]	203,258	5,339,588
LGI Homes [3]	86,600	5,514,688
		10,854,276
LEISURE PRODUCTS - 1.5%
American Outdoor Brands [3,4]	628,557	7,379,259
MasterCraft Boat Holdings [3]	253,575	6,547,307
		13,926,566
SPECIALTY RETAIL - 2.8%
Bed Bath & Beyond [3]	459,851	2,662,537
Citi Trends [1,3]	150,648	8,713,480
J.Jill	238,102	3,778,679
OneWater Marine Cl. A [3]	347,382	3,914,995
RealReal [3]	573,669	6,763,558
		25,833,249
TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Lakeland Industries [3]	262,134	2,802,212
Vera Bradley [3]	814,719	3,169,257
		5,971,469
Total (Cost $77,795,484)		108,837,951

ENERGY – 3.6%
ENERGY EQUIPMENT & SERVICES - 2.4%
Natural Gas Services Group [1,2]	147,939	6,382,089
Pason Systems	503,586	4,378,082
Ranger Energy Services Cl. A	251,686	4,029,493
Select Water Solutions Cl. A	341,164	6,816,457
		21,606,121
OIL, GAS & CONSUMABLE FUELS - 1.2%
Dorchester Minerals L.P. [1]	59,481	1,501,895
Navigator Holdings	142,581	2,656,284
Riley Exploration Permian [1]	105,786	3,486,707
SandRidge Energy	248,142	3,399,545
		11,044,431
Total (Cost $23,454,579)		32,650,552

FINANCIALS – 11.6%
BANKS - 5.6%
BayCom Corp. [1]	154,311	5,076,832
Chain Bridge Bancorp Cl. A [1,2,3]	128,983	5,423,735
Coastal Financial [1,2,3]	38,320	2,970,183
Esquire Financial Holdings	42,443	5,055,386
First National Bank Alaska [5]	41	12,669
HBT Financial [1]	146,887	4,698,915
Hingham Institution for Savings [1,2]	16,164	4,964,773
HomeTrust Bancshares [1]	87,260	4,353,401
Investar Holding	110,540	3,311,778
Midway Investments [3,6]	735,647	0
Northeast Bank [1]	45,210	5,991,681
Unity Bancorp [1]	31,688	1,859,769
Virginia National Bankshares	26,718	1,185,745
Western New England Bancorp	377,810	5,402,683
		50,307,550
CAPITAL MARKETS - 3.8%
Canaccord Genuity Group	626,671	6,451,188
Oppenheimer Holdings Cl. A [1]	79,809	8,423,042
OTC Markets Group [5]	63,527	3,287,522
Perella Weinberg Partners Cl. A	337,118	5,380,403
Silvercrest Asset Management Group Cl. A	100,477	1,015,823
Sprott	75,018	8,452,583
Tel Aviv Stock Exchange [5]	32,000	1,330,027
Westaim Corporation (The) [3]	16,233	263,253
		34,603,841
CONSUMER FINANCE - 1.4%
EZCORP Cl. A [1,3]	358,823	12,404,511
INSURANCE - 0.8%
International General Insurance Holdings [1]	290,696	7,607,514
Total (Cost $68,263,885)		104,923,416

HEALTH CARE – 12.7%
BIOTECHNOLOGY - 2.2%
Absci Corporation [3]	283,342	3,283,934
BridgeBio Oncology Therapeutics †,3	210,854	1,606,707
CareDx [3]	244,074	6,956,109
Compass Therapeutics †,3	839,179	1,837,802
Kura Oncology †,3	231,876	2,543,680
ORIC Pharmaceuticals [3]	328,432	3,556,919
		19,785,151
HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
Acme United [1]	66,045	3,151,668
AngioDynamics [3]	283,939	3,694,046
Apyx Medical [3]	973,269	4,369,978
Artivion [1,2,3]	133,326	2,995,835
Establishment Labs Holdings [1,2,3]	117,034	10,042,688
Profound Medical [3]	742,783	4,938,793
		29,193,008
HEALTH CARE PROVIDERS & SERVICES - 1.6%
AMN Healthcare Services [1,3]	298,697	9,668,822

24 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2026 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES (continued)
GeneDx Holdings Cl. A [1,3]	70,970	$4,872,090
		14,540,912
HEALTH CARE TECHNOLOGY - 1.6%
Certara †,3	1,082,133	7,087,971
SOPHiA GENETICS [3]	897,634	5,179,348
Veradigm [3,5]	490,385	2,496,060
		14,763,379
LIFE SCIENCES TOOLS & SERVICES - 4.1%
Alpha Teknova [3]	1,043,933	5,929,539
Azenta [3]	200,035	5,104,893
BioLife Solutions [1,3]	233,943	6,606,550
Cytek Biosciences [3]	1,320,357	5,849,182
Maravai LifeSciences Holdings Cl. A [3]	1,137,227	7,096,297
Mesa Laboratories [1]	38,722	3,854,775
Standard BioTools [3]	2,871,053	2,362,015
		36,803,251
PHARMACEUTICALS - 0.0%
Zevra Therapeutics †,3	15,357	220,219
Total (Cost $89,800,622)		115,305,920

INDUSTRIALS – 28.6%

AEROSPACE & DEFENSE - 2.3%
Astronics Corporation [1,3]	85,983	6,986,979
Astronics Corporation Cl. B [3,5]	4,800	384,000
CPI Aerostructures [3]	432,370	2,244,000
Park Aerospace [1]	289,845	11,060,485
		20,675,464
AIR FREIGHT & LOGISTICS - 0.6%
Radiant Logistics [3]	570,210	5,394,187
BUILDING PRODUCTS - 1.1%
Janus International Group [3]	857,553	4,759,419
Quanex Building Products	269,975	5,026,935
		9,786,354
COMMERCIAL SERVICES & SUPPLIES - 2.1%
ACV Auctions Cl. A [3]	911,726	6,555,310
Liquidity Services [1,3]	185,883	7,271,743
Onterris [3]	276,667	5,591,440
		19,418,493
CONSTRUCTION & ENGINEERING - 4.2%
Ameresco Cl. A [3]	164,453	4,538,903
Argan [1]	4,994	3,987,958
Bowman Consulting Group [3]	167,596	4,893,803
Concrete Pumping Holdings [3]	432,041	5,206,094
Limbach Holdings [1,3]	85,412	6,576,724
NWPX Infrastructure [1,3]	88,321	13,242,851
		38,446,333
ELECTRICAL EQUIPMENT - 3.8%
American Superconductor [1,2,3]	84,114	3,491,572
Hammond Power Solutions Cl. A	38,667	9,466,292
LSI Industries	305,513	8,120,535
Powell Industries [1]	19,449	5,569,416
Preformed Line Products [1]	18,087	7,425,799
		34,073,614
GROUND TRANSPORTATION - 1.7%
Covenant Logistics Group Cl. A [1]	221,835	9,800,670
Marten Transport	315,819	5,479,460
		15,280,130
MACHINERY - 6.6%
Aebi Schmidt Holding	184,400	2,314,220
CECO Environmental [1,2,3]	126,315	11,461,823
Commercial Vehicle Group [3]	412,320	1,904,918
Energy Recovery [3]	478,146	4,312,877
Graham Corporation [1,3]	112,907	13,976,757
Lindsay Corporation [1]	50,135	6,206,713
Luxfer Holdings	464,828	8,385,497
Perma-Pipe International Holdings [3]	124,664	3,394,601
Titan International [3]	402,922	3,106,529
Wabash National	273,256	3,688,956
Westport Fuel Systems [3]	712,591	1,610,456
		60,363,347
PROFESSIONAL SERVICES - 2.1%
Alight Cl. A †,3	1,773,927	993,399
Asure Software [3]	417,095	3,311,734
Kforce	132,670	6,224,877
Mistras Group [3]	254,579	4,447,495
TrueBlue [3]	647,105	4,510,322
		19,487,827
TRADING COMPANIES & DISTRIBUTORS - 4.1%
Alta Equipment Group [3]	638,102	4,128,520
Distribution Solutions Group [1,3]	96,528	2,640,041
EVI Industries	286,728	4,237,840
NPK International [3]	624,842	9,941,236
Titan Machinery [3]	357,301	7,546,197
Transcat [1,3]	91,316	8,471,385
		36,965,219
Total (Cost $158,104,357)		259,890,968

INFORMATION TECHNOLOGY – 25.5%

COMMUNICATIONS EQUIPMENT - 4.0%
ADTRAN Holdings [3]	704,581	9,793,676
Applied Optoelectronics [1,2,3]	24,036	3,561,174
Clearfield [1,3]	160,175	6,373,363
Digi International [1,2,3]	129,156	9,680,242
NETGEAR [3]	180,587	4,216,707
Ribbon Communications [3]	1,208,760	2,828,498
		36,453,660
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.2%
Arlo Technologies [3]	167,109	2,252,629
Bel Fuse Cl. B [1]	39,156	13,040,514
Climb Global Solutions [1,3]	231,457	5,372,117
Kraken Robotics [3]	371,908	1,662,540
LightPath Technologies Cl. A [3]	595,530	9,736,915
M-tron Industries †,3	56,228	5,575,006
nLIGHT [1,2,3]	123,965	8,630,443
Powerfleet [3]	1,576,791	6,039,110
Richardson Electronics	613,885	11,669,954
SmartRent Cl. A [3]	394,318	469,238
Vishay Precision Group [1,3]	65,193	9,773,083
		74,221,549
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.2%
Alpha and Omega Semiconductor [3]	67,404	3,190,231
Camtek [1,3]	61,275	9,995,178
Cohu [1,3]	203,135	15,013,708
Ichor Holdings [1,2,3]	147,129	16,519,644
inTEST Corporation [3]	313,295	5,692,570

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 25

Royce Micro-Cap Trust	June 30, 2026 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Kopin Corporation [3]	1,369,382	$6,134,831
Nova [1,3]	14,828	8,050,714
Onto Innovation [1,3]	26,766	10,129,593
Penguin Solutions [3]	134,200	10,200,542
Ultra Clean Holdings [1,3]	114,877	16,380,312
		101,307,323
SOFTWARE - 2.1%
Alkami Technology [1,3]	178,571	3,235,707
Amplitude Cl. A †,3	663,903	5,078,858
Computer Modelling Group	218,463	551,453
Five9 †,3	252,470	5,382,660
PagerDuty †,3	515,976	4,979,168
		19,227,846
Total (Cost $92,126,116)		231,210,378

MATERIALS – 5.2%
CHEMICALS - 1.7%
Core Molding Technologies [1,2,3]	171,037	4,036,473
5N Plus [3]	312,802	9,655,894
LSB Industries [3]	175,601	1,898,247
		15,590,614
CONSTRUCTION MATERIALS - 0.1%
Suncrete Cl. A †,3	15,357	345,993
METALS & MINING - 3.4%
Alamos Gold Cl. A	151,044	4,579,511
Alphamin Resources	1,719,071	1,806,040
Altius Minerals	171,100	7,663,157
Ferroglobe	778,310	2,475,026
Major Drilling Group International [3]	739,818	7,861,137
Ramaco Resources Cl. A †,3	269,744	3,568,713
Royal Gold	15,718	3,137,470
		31,091,054
Total (Cost $24,109,632)		47,027,661

REAL ESTATE – 0.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Altus Group	93,939	2,984,588
Marcus & Millichap [1]	101,994	3,179,153
Total (Cost $5,493,369)		6,163,741

TOTAL COMMON STOCKS
(Cost $548,497,157)		925,286,753

INVESTMENT COMPANIES – 0.6%

FINANCIALS – 0.6%
CAPITAL MARKETS - 0.6%
ASA Gold and Precious Metals [1]	102,887	5,354,240
(Cost $1,410,915)		5,354,240

INVESTMENTS AT VALUE
(Cost $549,908,072)		930,640,993

REPURCHASE AGREEMENT – 1.0%
Fixed Income Clearing Corporation, 3.00% dated 6/30/26, due 7/1/26, maturity value $9,257,486 (collateralized by obligations of U.S. Government Agencies, 3.875% due 3/15/28, valued at $9,441,933)
(Cost $9,256,715)		9,256,715

TOTAL INVESTMENTS – 103.6%
(Cost $559,164,787)		939,897,708

LIABILITIES LESS CASH AND OTHER ASSETS – (3.6)%		(32,364,863)

NET ASSETS 100.0%		$907,532,845

†  New additions in 2026.

1  All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2026. Total market value of pledged securities as of June 30, 2026, was $66,253,343.

2  As of June 30, 2026, a portion of these securities, in the aggregate amount of $24,264,970, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement. See Notes to Financial Statements.

3  Non-income producing.

4  As of June 30, 2026, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

5  These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

6  A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2026 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $560,793,343. As of June 30, 2026, net unrealized appreciation for all securities was $379,104,365 consisting of aggregate gross unrealized appreciation of $406,153,829 and aggregate gross unrealized depreciation of $27,049,464. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

26 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	June 30, 2026 (unaudited)

Statement of Assets and Liabilities

ASSETS:

Investments at value

Non-Affiliated Companies	$923,261,734
Affiliated Companies	7,379,259
Repurchase agreements (at cost and value)	9,256,715
Foreign currency (cost $76,686)	76,794
Receivable for investments sold	1,391,536
Receivable for dividends and interest	93,852
Prepaid expenses and other assets	50,551
Total Assets	941,510,441
LIABILITIES:
Revolving credit agreement	30,000,000
Payable for investments purchased	3,022,748
Payable for investment advisory fee	729,186
Payable for directors' fees	19,888
Payable for interest expense	120,558
Accrued expenses	85,216
Total Liabilities	33,977,596
Net Assets	$907,532,845
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 54,191,530 shares outstanding (150,000,000 shares authorized)	$462,704,757
Total distributable earnings (loss)	466,299,955
Quarterly distributions	(21,471,867)
Net Assets (net asset value per share - $16.75)	$907,532,845
Investments at identified cost - Non-Affiliated Companies	$543,575,190
Investments at identified cost - Affiliated Companies	6,332,882

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust	Six Months Ended June 30, 2026 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,466,355
Foreign withholding tax	(61,362)
Interest	191,521
Rehypothecation income	6,097
Total income	2,602,611
EXPENSES:
Investment advisory fees	4,165,669
Interest expense	586,392
Administrative and office facilities	182,963
Stockholder reports	58,719
Custody and transfer agent fees	55,842
Professional fees	44,004
Directors’ fees	36,410
Other expenses	24,825
Total expenses	5,154,824
Net investment income (loss)	(2,552,213)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	86,243,734
Foreign currency transactions	(12,007)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	203,309,980
Investments in Affiliated Companies	2,294,230
Other assets and liabilities denominated in foreign currency	(54)
Net realized and unrealized gain (loss) on investments and foreign currency	291,835,883
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$289,283,670

28 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/26	YEAR ENDED
	(UNAUDITED)	12/31/25

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,552,213)	$(2,984,105)
Net realized gain (loss) on investments and foreign currency	86,231,727	39,191,497
Net change in unrealized appreciation (depreciation) on investments and foreign currency	205,604,156	51,548,483
Net increase (decrease) in net assets from investment operations	289,283,670	87,755,875
DISTRIBUTIONS:
Total distributable earnings	(21,471,867)	(41,369,468)
Total distributions	(21,471,867)	(41,369,468)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	8,916,627	17,641,410
Total capital stock transactions	8,916,627	17,641,410
Net Increase (Decrease) In Net Assets	276,728,430	64,027,817
NET ASSETS:
Beginning of period	630,804,415	566,776,598
End of period	$907,532,845	$630,804,415

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust	Six Months Ended June 30, 2026 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$289,283,670
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(179,734,107)
Proceeds from sales and maturities of long-term investments	184,551,912
Net purchases, sales and maturities of short-term investments	113,417
Net (increase) decrease in dividends and interest receivable and other assets	47,807
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	178,750
Net change in unrealized appreciation (depreciation) on investments	(205,604,210)
Net realized gain (loss) on investments	(86,243,734)
Net cash provided by operating activities	2,593,505
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	10,000,000
Distributions net of reinvestment (reinvestment $8,916,627)	(12,555,240)
Net cash used for financing activities	(2,555,240)
INCREASE (DECREASE) IN CASH:	38,265
Cash and foreign currency at beginning of period	38,529
Cash and foreign currency at end of period	$76,794

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2026, the Fund paid $550,712 in interest expense.

30 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/26 (UNAUDITED)	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net Asset Value, Beginning of Period	$11.80	$10.98	$10.47	$9.77	$13.06	$11.79
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04)	(0.05)	0.00	(0.01)	(0.02)	0.04 [1]
Net realized and unrealized gain (loss) on investments and foreign currency	5.41	1.71	1.30	1.50	(2.26)	2.12
Net increase (decrease) in net assets from investment operations	5.37	1.66	1.30	1.49	(2.28)	2.16
DISTRIBUTIONS:
Net investment income	–[2]	(0.02)	(0.03)	–	(0.05)	–
Net realized gain on investments and foreign currency	(0.40)[2]	(0.77)	(0.71)	(0.74)	(0.89)	(0.84)
Return of capital	–[2]	–	–	–	(0.01)	–
Total distributions	(0.40)	(0.79)	(0.74)	(0.74)	(0.95)	(0.84)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.05)	(0.05)	(0.05)	(0.06)	(0.05)
Total capital stock transactions	(0.02)	(0.05)	(0.05)	(0.05)	(0.06)	(0.05)
Net Asset Value, End of Period	$16.75	$11.80	$10.98	$10.47	$9.77	$13.06
Market Value, End of Period	$14.64	$10.43	$9.75	$9.24	$8.68	$11.55
TOTAL RETURN:[3]
Net Asset Value	46.53%[4]	16.67%	13.47%	16.64%	(16.89)%	19.17%
Market Value	44.89%[4]	16.13%	14.17%	15.86%	(16.51)%	22.78%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[5]	1.11%[6]	1.12%	1.05%	1.46%	1.47%	1.04%
Other operating expenses	0.27%[6]	0.27%	0.17%	0.39%	0.29%	0.16%
Total expenses (net)	1.38%[6]	1.39%	1.22%	1.85%	1.76%	1.20%
Expenses excluding interest expense	1.22%[6]	1.26%	1.19%	1.62%	1.63%	1.16%
Expenses prior to balance credits	1.38%[6]	1.39%	1.22%	1.85%	1.76%	1.20%
Net investment income (loss)	(0.68)%[6]	(0.53)%	(0.04)%	(0.12)%	(0.21)%	0.30%[1]
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$907,533	$630,804	$566,777	$520,493	$465,890	$590,313
Portfolio Turnover Rate	24%	41%	53%	30%	26%	15%
REVOLVING CREDIT AGREEMENT:
Asset coverage	3125%	3254%	28439%	26125%	4335%	2783%
Asset coverage per $1,000	$31,251	$32,540	$284,388	$261,247	$43,354	$27,832

1  A special distribution in 2021 from ECN Capital resulted in an increase in net investment income (loss) per share of $0.07 and an increase in the ratio of net investment income (loss) to average net assets of 0.51%.

2  Amounts are subject to change and recharacterization at year end.

3  The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

4  Not annualized

5  The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/26, and a 12-month basis for the years shown.

6  Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold set by Royce as valuation designee. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

32 | 2026 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2026. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$917,776,475	$7,510,278	$0	$925,286,753
Investment Companies	5,354,240	–	–	5,354,240
Repurchase Agreement	–	9,256,715	–	9,256,715

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2026, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they

2026 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS (continued):

will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

CASH INCLUDING FOREIGN CURRENCIES:

Cash, including foreign currencies, consists of deposits maintained at State Street Bank and Trust Company, the Fund’s Custodian (in such capacity, the "Custodian"), and through the Custodian’s global sub-custodian network. Accordingly, the Fund’s risk for the possible insolvency loss of a cash deposit lies with the Custodian or the relevant sub-custodian bank. Fund cash deposits maintained at the Custodian or through a particular sub-custodian bank may be significant, and may, at times, exceed U.S. or other applicable insurance limits.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the “Royce Funds” are allocated equitably among the relevant Royce Funds. (The “Royce Funds” comprise the Fund and the other 14 U.S. registered investment companies for which Royce serves as investment manager.) All of the Royce Funds reimburse Royce in its capacity as administrator under administration agreements for costs and expenses paid or incurred in providing certain administrative services, including, without limitation, those relating to certain personnel, rent, technology, and supplies; amounts reimbursed to Royce by the Fund are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 713,009 and 1,855,897 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2026, and the year ended December 31, 2025, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum commitment amount under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2026, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

34 | 2026 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2026, the Fund had outstanding borrowings of $30,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed the “financing cap” of $60,000,000.

During the six months ended June 30, 2026, the Fund had an average daily loan balance of $24,143,646 at a weighted average borrowing cost of 4.83%. The maximum commitment amount under the credit agreement during the six months ended June 30, 2026, was $30,000,000. As of June 30, 2026, the aggregate value of rehypothecated securities was $24,264,970. During the six months ended June 30, 2026, the Fund earned $6,097 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000. The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the six rolling 36-month periods ended June 2026, the Fund’s investment performance ranged from 11% to 42% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $2,792,068 and a net upward adjustment of $1,373,601 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2026, the Fund expensed Royce investment advisory fees totaling $4,165,669.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2026, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $182,601,479 and $184,332,368, respectively.

2026 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the 1940 Act, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2026:

AFFILIATED COMPANY[1]						CHANGE IN NET
	SHARES 12/31/25	MARKET VALUE 12/31/25	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/26	MARKET VALUE 6/30/26
CONSUMER DISCRETIONARY – 0.8%
LEISURE PRODUCTS – 0.8%
American Outdoor Brands [2,3]	478,435	$3,698,302	$1,386,727	$ –	$ –	$2,294,230	$ –	628,557	$7,379,259
		3,698,302			–	2,294,230	–		7,379,259

1  Percentages represent the percentages of the investments in the Affiliated Companies of the Fund’s net assets.

2  Non-income producing.

3  As of June 30, 2026, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

Segment Reporting:

The Fund operates as a single operating segment, which is a segregated investment portfolio. Royce serves as investment manager for the Fund. The Management Committee of Royce functions as the Chief Operating Decision Maker ("CODM") for the Fund for purposes of Segment Reporting (Topic 280), evaluating its results and performance based upon its specific investment strategy and other relevant facts and circumstances. The CODM uses these measures to assess Fund performance and allocate resources effectively, subject to compliance with applicable legal and regulatory requirements and oversight from its Board of Directors. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

36 | 2026 Semiannual Report to Stockholders

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2026 Semiannual Report to Stockholders | 37

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Trust (RVT)

George Necakov, Lauren Romeo, Francis Gannon, Steven McBoyle, Andrew Palen

FUND PERFORMANCE

Royce Small-Cap Trust (RVT) advanced 24.2% on a net asset value (NAV) basis and 18.9% on a market price basis for the year-to-date period ended 6/30/26, versus respective returns of 22.6% and 24.0% for its small-cap benchmarks, the Russell 2000 and S&P SmallCap 600 Indexes, for the same period. The Fund also beat the Russell 2000 on both an NAV and market price basis for the 3-, 5-, 10-, 15-, 20-, 25-, 30-, 35-year, and since inception (11/26/86) periods ended 6/30/26.

WHAT WORKED… AND WHAT DIDN’T

Ten of the Fund’s 11 equity sectors finished the first half of 2026 in the black. Information Technology and Industrials led by wide margins, followed by Financials. Real Estate made the only negative impact. At the industry level, semiconductors & semiconductor equipment (Information Technology) and construction & engineering (Industrials) contributed most for the year-to-date period, while health care equipment & supplies (Health Care) and software (Information Technology) were the largest detractors.

The Fund’s top contributor at the position level was IES Holdings. IES designs and installs electrical and technology systems into numerous infrastructure segments. It has been building scale in each of its four business segments, which has resulted in rapidly improving operating profitability. Powell Industries designs, manufactures, and services custom electrical power distribution and control equipment for large industrial and commercial facilities. Its products are critical pieces of electrical infrastructure that safely distribute and manage electricity in high-power applications. MKS is a mission-critical process-control and subsystems supplier to semiconductor, electronics and specialty industrial customers. Investors continued to reprice the 1Q26 earnings beat and 2Q26 guidance into a broader AI electronics and packaging inflection, while in June specific support came from analyst upgrades and target increases, the Penang Supercenter opening, and the $25 million Guangzhou Atotech expansion, all of which supported the thesis that growth is no longer just a wafer-fab recovery debate, but a higher throughput AI electronics/packaging cycle with operating leverage.

The top detractor at the position level was PAR Technology, a pure-play restaurant technology provider offering unified, cloud-native solution for front- and back-of-house operations encompassing point-of-sale, loyalty management, digital ordering, and operations analytics. The company has accumulated relationships with some of the largest players in the industry, namely McDonald’s and Yum! Brands. Increasingly advanced penetration, deflation of development costs, and recent shocks to buying decisions have overcome PAR’s recent history of stable legacy replacement cycle demand, which led to our decision to exit the position. ADMA Biologics develops, manufactures, and markets specialty biologics for the treatment of immunodeficient patients. Its shares have underperformed due to fears of the strain being put on the balance sheet by the ongoing launch of the drug Asceniv, which influenced our decision to exit the position. TransMedics Group is a commercial-stage medical technology company transforming organ transplant therapy for end-stage organ failure patients across multiple disease states. While revenue has remained positive, earnings have not kept pace. Seeing more promising opportunities elsewhere in the market, we sold the last of our shares in June.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/26 (%)[1]		Year-to-Date Through 6/30/26 (%)[2]

IES Holdings	1.99	PAR Technology	-0.44
Powell Industries	0.98	ADMA Biologics	-0.39
MKS	0.87	TransMedics Group	-0.31
TTM Technologies	0.77	Hackett Group (The)	-0.31
Onto Innovation	0.70	Kyndryl Holdings	-0.27
[1] Includes dividends		[2] Net of dividends

The Fund’s advantage over the Russell 2000 was attributable to stock selection in the first half of 2026. At the sector level, stock selection in Information Technology and stock selection, along with a smaller contribution from our overweight, in Industrials made by far the biggest positive impacts, followed by stock selection in Consumer Discretionary. Conversely, our higher weighting in Financials, stock selection and much lower exposure to Health Care, and stock selection in Real Estate hurt relative performance most for the year-to-date period ended 6/30/26.

CURRENT POSITIONING AND OUTLOOK

The Fund’s biggest sector weights at the end of June were Industrials, Financials, and Information Technology, with the first two also overweighted versus the Russell 2000. Despite the strong performance of small-cap stocks over the last year-plus, the asset class finished June with more attractively inexpensive valuations than their large-cap peers based on our preferred index valuation measure, EV/ EBIT, or enterprise value over earnings before interest & taxes. This metric shows that valuations for the Russell 2000 were still close to their lowest levels versus the Russell 1000 in 25 years at the end of June. Of course, earnings growth ultimately drives long-term returns—and in that regard the news is also positive, with earnings fundamentals continuing to improve for many small-cap companies. To be sure, consensus estimates are pointing to faster earnings growth ahead (as they have for the last several months). Equally important, we are enjoying a sweet spot between owning holdings that are doing well while also finding what we think are excellent long-term opportunities in the wide and diverse selection universe of small-cap stocks. This combination of relatively more attractive valuations and ongoing earnings strength bolsters our conviction that the current environment continues to offer many compelling opportunities for active, fundamentals-driven investors with a long-term horizon.

38 | 2026 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 6/30/26

	JAN-JUN 2026[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	24.23	38.11	20.21	9.44	13.31	10.74	9.10	9.55	10.67	11.29	10.94

[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 6/30/261

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	33.8%	51.2%	263.3%	364.1%	409.4%	4912.6%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 6/30/26

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 64 for additional information.

Value of $10,000

Invested on 11/26/86 as of 6/30/26 ($)

Top 10 Positions

% of Net Assets

IES Holdings	3.4
Assured Guaranty	1.1
Quaker Houghton	1.1
APi Group	1.1
JFrog	1.0
Arcosa	1.0
Element Solutions	1.0
International General Insurance Holdings	1.0
Dorman Products	0.9
SEI Investments	0.9

Portfolio Sector Breakdown

% of Net Assets

Industrials	26.9
Financials	19.1
Information Technology	16.1
Consumer Discretionary	10.1
Health Care	8.5
Materials	7.3
Consumer Staples	3.1
Energy	1.8
Real Estate	1.4
Communication Services	1.3
Utilities	0.2
Cash and Cash Equivalents	4.2

Calendar Year Total Returns (%)

YEAR	RVT
2025	14.0
2024	12.6
2023	21.6
2022	-21.2
2021	20.0
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1

Portfolio Diagnostics

Fund Net Assets	$2,636 million
Number of Holdings	425
Turnover Rate	28%
Net Asset Value	$21.21
Market Price	$18.47
Average Market Capitalization [1]	$4,114 million
Weighted Average P/E Ratio [2,3]	20.5x
Weighted Average P/B Ratio [2]	2.7x
Active Share [4]	81%
U.S. Investments (% of Net Assets)	81.6%
Non-U.S. Investments (% of Net Assets)	14.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/26).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Small-Cap Trust at 12/31/22 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2026.

2026 Semiannual Report to Stockholders | 39

Royce Small-Cap Trust

Schedule of Investments

Common Stocks — 95.4%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Bandwidth Cl. A [1]	32,500	$2,057,250
Iridium Communications †	44,299	2,429,800
Liberty Latin America Cl. C [1]	63,228	492,546
		4,979,596
ENTERTAINMENT - 0.4%
IMAX Corporation [1]	262,660	10,469,628
INTERACTIVE MEDIA & SERVICES - 0.5%
Cars.com [1]	98,885	1,081,802
QuinStreet [1]	203,754	2,984,996
Shutterstock	87,258	1,217,249
TripAdvisor [1]	145,310	1,992,200
Yelp [1]	59,797	1,466,222
Ziff Davis [1]	45,941	2,405,930
ZoomInfo Technologies [1]	318,405	932,927
		12,081,326
MEDIA - 0.2%
Cable One [1]	4,230	224,655
DoubleVerify Holdings [1]	137,952	1,495,400
Magnite [1]	185,000	3,511,300
		5,231,355
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
Telephone and Data Systems	16,105	596,046
Total (Cost $26,129,514)		33,357,951

CONSUMER DISCRETIONARY – 10.1%
AUTOMOBILE COMPONENTS - 2.0%
BorgWarner	7,517	499,129
Dorman Products [1]	175,154	23,899,763
LCI Industries	165,821	17,557,127
PHINIA	38,180	3,144,887
Visteon Corporation	82,546	8,189,389
		53,290,295
BROADLINE RETAIL - 0.2%
Etsy [1]	6,191	466,368
Kohl’s Corporation †	248,226	4,398,565
		4,864,933
DISTRIBUTORS - 0.3%
Pool Corporation	39,736	8,539,266
DIVERSIFIED CONSUMER SERVICES - 1.5%
Covista [1]	19,066	2,376,768
frontdoor [1]	18,987	1,473,201
H&R Block	140,300	5,342,624
Lincoln Educational Services [1]	97,773	4,878,873
Perdoceo Education	72,098	2,307,136
Strategic Education	31,755	2,433,068
Stride [1]	30,186	2,603,241
Universal Technical Institute [1]	414,073	17,709,902
		39,124,813
HOTELS, RESTAURANTS & LEISURE - 0.6%
Brightstar Lottery	58,939	631,826
Life Time Group Holdings [1]	42,500	1,735,700
Lindblad Expeditions Holdings [1]	373,700	10,553,288
Monarch Casino & Resort	18,469	2,430,705
		15,351,519
HOUSEHOLD DURABLES - 1.1%
Champion Homes [1]	62,391	5,497,895
Ethan Allen Interiors	51,638	1,153,593
Green Brick Partners [1]	29,642	2,372,546
Installed Building Products	9,653	2,218,646
La-Z-Boy	57,087	2,290,330
Leggett & Platt †	199,813	2,339,810
M/I Homes [1]	83,028	13,350,072
		29,222,892
LEISURE PRODUCTS - 0.8%
Brunswick Corporation	138,228	11,644,326
Peloton Interactive Cl. A †,1	453,314	2,679,086
YETI Holdings [1]	163,025	8,079,519
		22,402,931
SPECIALTY RETAIL - 3.2%
Academy Sports & Outdoors	238,884	11,258,603
Advance Auto Parts	246,128	15,314,084
Asbury Automotive Group [1]	7,655	1,539,267
AutoCanada [1]	605,600	9,774,147
Bath & Body Works	224,210	5,185,977
Buckle (The)	59,602	2,515,204
Chewy Cl. A †,1	210,334	4,133,063
Petco Health and Wellness Cl. A †,1	1,384,841	3,766,768
RealReal †,1	198,540	2,340,787
Sally Beauty Holdings [1]	127,927	1,808,888
Signet Jewelers	94,524	8,147,969
Valvoline [1]	438,319	17,331,133
		83,115,890
TEXTILES, APPAREL & LUXURY GOODS - 0.4%
Carter’s	32,466	1,336,301
Kontoor Brands	38,233	3,186,338
Movado Group	3,531	138,804
Ralph Lauren Cl. A	14,350	5,760,233
		10,421,676
Total (Cost $199,821,671)		266,334,215

CONSUMER STAPLES – 3.1%
BEVERAGES - 0.0%
MGP Ingredients	24,704	432,814
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.5%
Natural Grocers by Vitamin Cottage †	127,511	3,955,391
Sprouts Farmers Market [1]	46,569	3,938,806
Yesway Cl. A †,1	306,533	6,222,620
		14,116,817
FOOD PRODUCTS - 0.9%
Del Monte Corporation	76,143	2,125,151
Freshpet [1]	36,500	2,157,880
J&J Snack Foods	54,740	4,020,653
Mama’s Creations [1]	88,000	1,570,800
Nomad Foods	973,744	10,662,497
Simply Good Foods (The) [1]	199,107	2,644,141
		23,181,122
HOUSEHOLD PRODUCTS - 0.8%
Central Garden & Pet [1]	67,583	2,996,630
Central Garden & Pet Cl. A [1]	165,443	6,414,225
WD-40 Company	50,592	12,326,235
		21,737,090
PERSONAL CARE PRODUCTS - 0.9%
Interparfums	195,029	21,815,944

40 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2026 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
PERSONAL CARE PRODUCTS (continued)
USANA Health Sciences [1]	37,436	$799,259
		22,615,203
Total (Cost $79,562,878)		82,083,046

ENERGY – 1.8%
ENERGY EQUIPMENT & SERVICES - 1.0%
Bristow Group	219,464	9,068,253
Cactus Cl. A	50,230	2,573,283
Helix Energy Solutions Group [1]	185,852	1,624,347
Innovex International [1]	41,300	1,024,240
Oceaneering International [1]	30,000	1,215,600
Pason Systems	729,351	6,340,841
RPC	237,727	1,385,948
Solaris Energy Infrastructure Cl. A	17,000	1,367,820
Tidewater [1]	25,730	1,714,390
		26,314,722
OIL, GAS & CONSUMABLE FUELS - 0.8%
California Resources	38,641	2,042,950
Crescent Energy Cl. A	214,262	2,104,053
Dorchester Minerals L.P.	279,148	7,048,487
REX American Resources [1]	24,632	1,112,135
Secure Waste Infrastructure †	424,746	6,636,609
Uranium Energy [1]	16,000	170,560
Ur-Energy †,1	150,000	204,000
World Kinect	42,126	1,387,630
		20,706,424
Total (Cost $38,222,864)		47,021,146

FINANCIALS – 19.1%
BANKS - 4.0%
Atlantic Union Bankshares	47,000	1,988,570
Bancorp (The) [1]	20,453	1,281,176
Bank of N.T. Butterfield & Son (The)	221,503	13,179,428
BankUnited	232,337	11,256,728
Central Bancompany Cl. A †	149,033	4,527,623
Chain Bridge Bancorp Cl. A [1]	59,203	2,489,486
Esquire Financial Holdings	36,536	4,351,803
First Bancorp	14,000	895,020
First BanCorp	99,418	2,591,827
First Financial Bancorp	108,149	3,658,681
German American Bancorp	80,215	3,807,004
Glacier Bancorp	16,000	825,280
Hanmi Financial	109,988	3,563,611
HBT Financial	27,347	874,831
Hingham Institution for Savings	27,966	8,589,757
Home BancShares	189,613	5,413,451
Live Oak Bancshares	131,542	5,372,175
Northeast Bank	15,868	2,102,986
OFG Bancorp	50,741	2,489,861
Origin Bancorp	215,756	11,035,919
Preferred Bank	23,791	2,528,032
Provident Financial Services	75,550	1,786,002
S&T Bancorp	37,815	1,855,960
Seacoast Banking Corporation of Florida	60,000	1,995,000
Southside Bancshares	43,468	1,529,639
Tompkins Financial	9,107	860,794
TowneBank	45,000	1,630,800
Westamerica Bancorporation	39,411	2,312,243
Western New England Bancorp	13,838	197,883
		104,991,570
CAPITAL MARKETS - 6.8%
Acadian Asset Management	26,705	1,909,942
Ares Management Cl. A	31,800	3,539,658
Artisan Partners Asset Management Cl. A	268,682	9,277,589
Bolsa Mexicana de Valores	1,723,106	3,433,895
Cohen & Steers	27,171	2,068,800
Donnelley Financial Solutions [1]	133,528	5,601,500
Evercore Cl. A	3,898	1,330,933
FactSet Research Systems	10,000	2,300,800
GCM Grosvenor Cl. A	801,494	9,858,376
Houlihan Lokey Cl. A	7,885	1,057,615
Lazard	182,419	7,650,653
Marex Group	281,208	17,139,628
Miami International Holdings [1]	241,385	8,969,867
Moelis & Company Cl. A	72,847	4,765,651
Morningstar	11,349	1,770,671
Onex Corporation	167,022	12,490,290
Oppenheimer Holdings Cl. A	22,454	2,369,795
SEI Investments	264,994	23,242,624
Sprott	127,827	14,402,788
StoneX Group [1]	93,963	11,134,615
Tel Aviv Stock Exchange [2]	221,179	9,192,936
TMX Group	478,421	15,662,321
Victory Capital Holdings Cl. A	36,818	3,094,921
Virtu Financial Cl. A	85,000	5,063,450
Virtus Investment Partners	9,768	1,401,708
		178,731,026
CONSUMER FINANCE - 0.9%
Bread Financial Holdings	41,210	4,465,103
Encore Capital Group [1]	25,000	2,332,250
EZCORP Cl. A [1]	142,737	4,934,418
FirstCash Holdings	32,014	6,925,268
PROG Holdings	61,032	2,844,702
World Acceptance [1]	8,277	1,852,641
		23,354,382
FINANCIAL SERVICES - 1.6%
Bladex Cl. E	114,899	7,062,842
Burford Capital	175,000	717,500
Enact Holdings	75,174	3,436,204
Merchants Bancorp	109,777	5,488,850
NewtekOne	314,894	4,663,580
NMI Holdings [1]	129,767	5,332,126
Payoneer Global [1]	334,059	2,378,500
Paysign [1]	183,333	1,501,497
Radian Group	90,968	3,426,765
Walker & Dunlop	105,133	5,750,775
Western Union Company (The)	423,119	3,258,016
		43,016,655
INSURANCE - 5.8%
Abacus Global Management	565,017	6,051,332
AMERISAFE	158,389	5,358,300
Assured Guaranty	362,996	29,097,759
E-L Financial	1,165,000	13,923,321
Employers Holdings	28,984	1,463,112
Hagerty Cl. A [1]	485,700	5,789,544
HCI Group	16,739	2,933,510

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 41

Royce Small-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE (continued)
International General Insurance Holdings	960,764	$25,143,194
Lincoln National	112,288	3,969,381
Mercury General	34,814	3,711,869
Pelagos Insurance Capital	235,700	5,739,295
RenaissanceRe Holdings	19,900	6,306,310
RLI Corp.	302,423	17,864,126
Ryan Specialty Holdings Cl. A †	96,329	3,637,383
SiriusPoint [1]	114,805	2,755,320
Skyward Specialty Insurance Group [1]	102,880	6,003,048
United Fire Group	45,023	2,361,006
White Mountains Insurance Group	4,923	10,207,299
		152,315,109
Total (Cost $349,393,608)		502,408,742

HEALTH CARE – 8.5%
BIOTECHNOLOGY - 1.7%
Abivax ADR †,1	24,030	3,202,238
Acadia Pharmaceuticals †,1	88,292	2,233,788
Alkermes [1]	58,072	3,042,682
BridgeBio Oncology Therapeutics †,1	28,568	217,688
BridgeBio Pharma [1]	117,305	8,736,876
CareDx [1]	66,000	1,881,000
Catalyst Pharmaceuticals [1]	201,286	6,326,419
Celcuity †,1	15,358	1,606,754
Compass Pathways ADR †,1	89,000	1,259,350
Cytokinetics [1]	54,431	4,636,977
Kura Oncology †,1	130,124	1,427,460
ORIC Pharmaceuticals [1]	243,669	2,638,935
Palvella Therapeutics †,1	12,000	1,833,840
Praxis Precision Medicines †,1	3,490	1,168,417
PTC Therapeutics [1]	7,617	621,319
Spyre Therapeutics †,1	27,538	2,444,824
Xenon Pharmaceuticals †,1	35,161	2,122,318
		45,400,885
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Alphatec Holdings [1]	91,000	787,150
Avanos Medical [1]	53,588	1,333,269
Axogen [1]	24,500	1,131,655
Embecta Corp.	596,065	1,943,172
Enovis Corporation [1]	236,957	4,905,010
Envista Holdings [1]	415,133	10,938,755
Establishment Labs Holdings [1]	150,056	12,876,305
Haemonetics Corporation [1]	70,244	5,268,300
SI-BONE [1]	130,000	2,121,600
UFP Technologies [1]	19,425	5,150,150
		46,455,366
HEALTH CARE PROVIDERS & SERVICES - 1.1%
AMN Healthcare Services [1]	45,418	1,470,181
BrightSpring Health Services [1]	22,577	1,574,520
Concentra Group Holdings Parent	77,388	2,302,293
Guardian Pharmacy Services Cl. A [1]	25,479	1,066,806
Hinge Health Cl. A [1]	39,500	3,278,500
National HealthCare	6,491	1,371,938
PACS Group [1]	216,740	9,241,793
Pediatrix Medical Group [1]	129,282	3,274,713
Progyny [1]	99,819	2,877,782
Strata Critical Medical [1]	546,819	2,881,736
		29,340,262
HEALTH CARE TECHNOLOGY - 0.1%
SOPHiA GENETICS †,1	309,110	1,783,565
Veradigm [1,2]	153,900	783,351
		2,566,916
LIFE SCIENCES TOOLS & SERVICES - 1.8%
Avantor †,1	839,565	8,311,693
BioLife Solutions [1]	94,139	2,658,485
Bio-Techne	161,398	11,402,769
Mesa Laboratories	53,188	5,294,865
Repligen Corporation [1]	90,711	12,376,609
Stevanato Group	488,339	8,824,286
		48,868,707
PHARMACEUTICALS - 2.0%
Alumis †,1	261,019	7,345,075
Amphastar Pharmaceuticals [1]	75,447	1,522,520
ANI Pharmaceuticals †,1	9,354	774,324
Axsome Therapeutics [1]	39,773	9,735,237
Collegium Pharmaceutical [1]	52,851	1,913,206
Corcept Therapeutics [1]	132,800	11,546,960
Definium Therapeutics [1]	69,000	3,245,760
Harmony Biosciences Holdings [1]	78,385	2,853,998
Harrow [1]	48,500	2,059,795
Innoviva [1]	100,381	2,279,653
Organon & Co	93,576	1,267,019
Prestige Consumer Healthcare [1]	36,947	1,746,485
Supernus Pharmaceuticals [1]	37,155	1,728,079
Zevra Therapeutics [1]	285,785	4,098,157
		52,116,268
Total (Cost $179,460,211)		224,748,404

INDUSTRIALS – 26.9%
AEROSPACE & DEFENSE - 1.5%
AAR Corp. [1]	18,000	2,572,740
AeroVironment [1]	1,800	297,126
Chemring Group †,2	626,492	4,256,343
FTAI Aviation	42,693	11,549,737
Magellan Aerospace	843,092	20,306,732
VSE Corporation	3,500	799,750
		39,782,428
BUILDING PRODUCTS - 2.2%
AAON	85,139	10,800,734
Armstrong World Industries	23,632	3,791,046
AZZ	8,868	1,374,983
CSW Industrials	10,120	2,816,396
Gibraltar Industries [1]	36,848	1,661,845
Hayward Holdings [1]	22,956	397,368
Louisiana-Pacific Corporation	41,871	3,293,573
MasterBrand [1]	197,530	2,032,584
Simpson Manufacturing [3]	72,500	15,177,875
Trex Company [1]	102,808	5,144,512
UFP Industries	126,483	11,477,067
		57,967,983
COMMERCIAL SERVICES & SUPPLIES - 2.4%
ACV Auctions Cl. A [1]	457,300	3,287,987
Brady Corporation Cl. A	212,886	19,493,971

42 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2026 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
BrightView Holdings [1]	428,156	$6,066,970
CompX International Cl. A	166,074	4,135,243
Healthcare Services Group [1]	358,976	8,816,451
Interface †	22,124	792,924
Liquidity Services [1]	41,519	1,624,223
MSA Safety	74,998	13,093,151
Pitney Bowes	123,145	2,157,500
RB Global	36,537	4,254,734
		63,723,154
CONSTRUCTION & ENGINEERING - 7.0%
Ameresco Cl. A [1]	44,500	1,228,200
APi Group [1]	663,180	28,085,673
Arcosa	179,333	26,055,292
Construction Partners Cl. A †,1	44,712	5,310,444
Everus Construction Group [1]	2,429	403,093
IES Holdings [1]	123,638	90,831,893
Legence Corp. Cl. A [1]	187,539	15,983,949
Limbach Holdings [1]	59,177	4,556,629
MYR Group [1]	876	438,350
Valmont Industries	20,818	12,024,477
		184,918,000
ELECTRICAL EQUIPMENT - 1.5%
LSI Industries	496,657	13,201,143
Powell Industries	59,298	16,980,575
Preformed Line Products	19,816	8,135,657
		38,317,375
GROUND TRANSPORTATION - 0.5%
Landstar System	32,736	6,770,132
Saia [1]	15,898	6,695,602
		13,465,734
MACHINERY - 6.9%
Alamo Group	34,085	5,606,642
Atmus Filtration Technologies	350,070	17,850,069
ATS Corporation [1]	63,500	1,830,340
CECO Environmental [1]	192,482	17,465,817
Enerpac Tool Group Corp. Cl. A †	13,227	474,320
Enpro	43,156	16,266,791
ESAB Corporation	218,584	21,558,940
ESCO Technologies	57,584	20,156,703
Federal Signal Corporation	9,013	1,158,080
Graham Corporation [1]	90,971	11,261,300
Helios Technologies	44,900	4,007,325
JBT Marel	156,826	22,739,770
Kadant	59,696	18,758,274
Lincoln Electric Holdings	3,984	1,057,792
Lindsay Corporation	61,547	7,619,519
Mueller Water Products	19,945	515,179
RBC Bearings [1,3]	6,460	4,160,628
Tennant Company	40,000	3,501,600
Timken Company (The)	39,612	5,756,416
Titan International [1]	40,445	311,831
		182,057,336
MARINE TRANSPORTATION - 0.5%
Kirby Corporation [1]	13,464	1,830,700
Matson	60,323	11,595,890
		13,426,590
PASSENGER AIRLINES - 0.2%
Allegiant Travel Company †,1	18,604	2,187,830
SkyWest [1]	27,091	2,690,949
		4,878,779
PROFESSIONAL SERVICES - 3.3%
Andersen Group Cl. A [1]	272,032	10,261,047
Barrett Business Services	205,615	7,303,445
CBIZ [1]	236,160	7,576,013
Exponent	301,345	17,707,032
Franklin Covey [1]	176,585	4,331,630
Insperity	169,369	6,996,633
KBR	313,919	10,839,623
Korn Ferry	187,294	12,470,035
LegalZoom.com †,1	215,729	1,322,419
MAXIMUS	115,217	6,194,066
Upwork [1]	154,670	1,293,041
		86,294,984
TRADING COMPANIES & DISTRIBUTORS - 0.9%
Applied Industrial Technologies	16,720	5,653,868
Distribution Solutions Group [1]	78,384	2,143,803
EVI Industries	17,414	257,379
MSC Industrial Direct Cl. A	54,762	6,513,940
Rush Enterprises Cl. A	37,311	2,723,143
Teqnion [1,2]	191,300	3,044,536
Transcat [1]	43,894	4,072,046
		24,408,715
Total (Cost $377,285,520)		709,241,078

INFORMATION TECHNOLOGY – 16.1%
COMMUNICATIONS EQUIPMENT - 0.5%
ADTRAN Holdings [1]	132,000	1,834,800
Digi International [1]	55,993	4,196,675
Extreme Networks [1]	29,888	967,475
Gilat Satellite Networks †,1	89,000	1,184,590
Harmonic [1]	260,843	4,259,566
NetScout Systems [1]	50,000	2,177,500
		14,620,606
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.6%
Badger Meter	12,903	1,914,547
Bel Fuse Cl. B	5,500	1,831,720
Benchmark Electronics	30,974	3,056,205
Cognex Corporation	233,492	16,909,491
Crane NXT Co.	222,432	11,379,621
CTS Corporation	22,363	1,457,844
ePlus	21,459	1,786,033
IPG Photonics [1]	51,100	5,995,052
Itron [1]	18,593	1,608,852
Knowles Corporation [1]	167,835	6,961,796
Littelfuse	14,481	6,593,634
Luna Innovations [1,2]	657,869	815,758
Mirion Technologies Cl. A [1]	170,504	3,057,137
M-tron Industries †,1	35,876	3,557,105
nLIGHT [1]	39,567	2,754,654
PC Connection	13,598	992,518
Ralliant Corporation	11,391	838,719
Richardson Electronics	433,407	8,239,067
Sanmina Corporation [1]	11,434	2,893,717
ScanSource [1]	41,416	2,157,359
Teledyne Technologies [1]	9,660	6,442,254

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 43

Royce Small-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
TTM Technologies [1]	116,007	$21,695,629
Vontier Corporation	300,997	8,728,913
		121,667,625
IT SERVICES - 1.1%
DigitalOcean Holdings †,1	109,712	17,228,075
DXC Technology [1]	171,835	1,520,740
Grid Dynamics Holdings †,1	189,550	1,076,644
Hackett Group (The)	826,851	8,905,185
		28,730,644
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.3%
Camtek [1]	48,194	7,861,405
Cirrus Logic [1]	61,838	9,184,798
Cohu [1]	83,739	6,189,150
Enphase Energy [1]	23,035	1,134,243
FormFactor [1]	73,639	11,777,085
Ichor Holdings [1]	138,395	15,538,991
Impinj [1]	110,676	15,852,124
Kulicke & Soffa Industries	58,744	7,857,597
MKS	42,128	18,738,534
Onto Innovation [1]	60,606	22,936,341
Penguin Solutions [1]	71,839	5,460,482
Photronics [1]	213,592	6,948,148
Qorvo [1]	2,652	247,352
Semtech Corporation [1]	73,346	11,871,050
SiTime Corporation [1]	19,070	14,217,829
Synaptics [1]	12,400	1,540,452
Tower Semiconductor [1]	58,059	15,132,498
Ultra Clean Holdings [1]	142,528	20,323,068
		192,811,147
SOFTWARE - 2.6%
Adeia	122,071	4,019,798
Agilysys [1]	67,437	7,047,166
AppFolio Cl. A †,1	26,188	4,199,246
Computer Modelling Group	389,611	983,471
Digital Turbine [1]	50,000	645,000
Five9 [1]	30,000	639,600
GitLab Cl. A †,1	105,041	3,206,902
I3 Verticals Cl. A [1]	6,516	139,182
JFrog [1]	297,220	27,011,354
LiveRamp Holdings [1]	43,548	1,639,147
Manhattan Associates [1]	70,942	9,878,673
Progress Software [1]	50,442	1,693,842
ServiceTitan Cl. A †,1	47,055	3,327,259
Sprinklr Cl. A †,1	278,098	1,434,986
Teradata Corporation [1]	50,749	1,758,453
Thryv Holdings [1]	119,060	469,096
		68,093,175
Total (Cost $222,841,833)		425,923,197

MATERIALS – 6.9%
CHEMICALS - 3.4%
Element Solutions	531,478	25,378,074
5N Plus [1]	107,498	3,318,359
Flotek Industries [1]	137,000	3,222,240
Hawkins	78,257	11,120,320
Ingevity Corporation [1]	181,366	13,542,599
Innospec	71,950	5,856,011
Quaker Houghton	179,653	28,541,472
		90,979,075
CONSTRUCTION MATERIALS - 0.2%
United States Lime & Minerals	48,440	5,070,215
CONTAINERS & PACKAGING - 0.6%
AptarGroup	26,419	3,307,659
Myers Industries	127,568	4,504,426
Silgan Holdings	165,873	7,694,848
		15,506,933
METALS & MINING - 2.4%
Alamos Gold Cl. A	430,000	13,037,194
Century Aluminum [1]	198,400	9,128,384
Commercial Metals [3]	26,201	1,644,113
Gold Fields ADR	326,500	10,967,135
IAMGOLD Corporation [1]	500,000	7,920,000
Major Drilling Group International [1]	1,296,691	13,778,342
Reliance	7,725	2,886,060
SunCoke Energy	108,181	870,857
Warrior Met Coal	24,570	1,994,101
Worthington Steel	40,642	1,364,758
		63,590,944
PAPER & FOREST PRODUCTS - 0.3%
Stella-Jones	80,158	4,429,955
Sylvamo Corporation	62,523	2,363,370
		6,793,325
Total (Cost $94,450,431)		181,940,492

REAL ESTATE – 1.4%
DIVERSIFIED REITS - 0.0%
New York REIT [1,4]	15,000	94,200
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
Colliers International Group	65,029	6,099,070
FirstService Corporation	86,085	12,233,539
FRP Holdings [1]	108,661	2,715,438
Marcus & Millichap	152,545	4,754,828
St. Joe Company (The)	78,800	4,935,244
Tejon Ranch [1]	313,818	5,868,397
		36,606,516
Total (Cost $22,255,576)		36,700,716

UTILITIES – 0.2%
ELECTRIC UTILITIES - 0.1%
Otter Tail	31,667	2,849,397
WATER UTILITIES - 0.1%
American States Water Company	32,583	2,692,333
Total (Cost $4,974,797)		5,541,730

TOTAL COMMON STOCKS
(Cost $1,594,398,903)		2,515,300,717

44 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2026 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INVESTMENT COMPANIES – 0.4%

MATERIALS – 0.4%
METALS & MINING - 0.4%
VanEck Junior Gold Miners ETF	114,000	$11,200,500
(Cost $5,825,193)		11,200,500

INVESTMENTS AT VALUE
(Cost $1,600,224,096)		2,526,501,217

REPURCHASE AGREEMENT – 4.3%
Fixed Income Clearing Corporation, 3.00% dated 6/30/26, due 7/1/26, maturity value
$111,962,325 (collateralized by obligations of various U.S. Government Agencies,
4.125%-4.25% due 6/30/28-6/30/33, valued at $114,192,074)
(Cost $111,952,995)		111,952,995

TOTAL INVESTMENTS – 100.1%
(Cost $1,712,177,091)		2,638,454,212

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(2,825,622)

NET ASSETS – 100.0%		$2,635,628,590

For the purposes of this report, “ADR” shall mean American Depository Receipt and “ETF” shall mean Exchange-Traded Fund.

†  New additions in 2026.

1  Non-income producing.

2  These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

3  All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of June 30, 2026. Total market value of pledged securities as of June 30, 2026, was $848,442.

4  A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2026 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,715,752,120. As of June 30, 2026, net unrealized appreciation for all securities was $922,702,092 consisting of aggregate gross unrealized appreciation of $1,002,774,130 and aggregate gross unrealized depreciation of $80,072,038. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 45

Royce Small-Cap Trust	June 30, 2026 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$2,526,501,217
Repurchase agreements (at cost and value)	111,952,995
Foreign currency (cost $79,831)	79,949
Receivable for investments sold	3,034,921
Receivable for dividends and interest	631,049
Prepaid expenses and other assets	612,175
Total Assets	2,642,812,306
LIABILITIES:
Payable for investments purchased	4,642,933
Payable for investment advisory fee	2,270,892
Payable for directors' fees	41,467
Accrued expenses	228,424
Total Liabilities	7,183,716
Net Assets	$2,635,628,590
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 124,248,721 shares outstanding (150,000,000 shares authorized)	$1,576,427,459
Total distributable earnings (loss)	1,134,140,122
Quarterly distributions	(74,938,991)
Net Assets (net asset value per share - $21.21)	$2,635,628,590
Investments at identified cost	$1,600,224,096

46 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust	Six Months Ended June 30, 2026 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$14,895,975
Foreign withholding tax	(412,641)
Interest	1,755,338
Total income	16,238,672
EXPENSES:
Investment advisory fees	13,285,974
Administrative and office facilities	617,280
Stockholder reports	204,229
Custody and transfer agent fees	130,673
Professional fees	89,423
Directors' fees	76,279
Other expenses	116,665
Total expenses	14,520,523
Net investment income (loss)	1,718,149
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	186,113,658
Foreign currency transactions	(22,906)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	326,172,923
Other assets and liabilities denominated in foreign currency	(39)
Net realized and unrealized gain (loss) on investments and foreign currency	512,263,636
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$513,981,785

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 47

Royce Small-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/26	YEAR ENDED
	(UNAUDITED)	12/31/25

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,718,149	$5,542,238
Net realized gain (loss) on investments and foreign currency	186,090,752	175,507,505
Net change in unrealized appreciation (depreciation) on investments and foreign currency	326,172,884	81,152,352
Net increase (decrease) in net assets from investment operations	513,981,785	262,202,095
DISTRIBUTIONS:
Total distributable earnings	(74,938,991)	(169,517,553)
Total distributions	(74,938,991)	(169,517,553)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	32,147,926	73,296,307
Total capital stock transactions	32,147,926	73,296,307
Net Increase (Decrease) In Net Assets	471,190,720	165,980,849
NET ASSETS:
Beginning of period	2,164,437,870	1,998,457,021
End of period	$2,635,628,590	$2,164,437,870

48 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust	Six Months Ended June 30, 2026 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$513,981,785
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(635,606,890)
Proceeds from sales and maturities of long-term investments	717,204,016
Net purchases, sales and maturities of short-term investments	(41,201,119)
Net (increase) decrease in dividends and interest receivable and other assets	112,382
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	550,986
Net change in unrealized appreciation (depreciation) on investments	(326,172,923)
Net realized gain (loss) on investments	(186,113,658)
Net cash provided by operating activities	42,754,579
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $32,147,926)	(42,791,065)
Net cash used for financing activities	(42,791,065)
INCREASE (DECREASE) IN CASH:	(36,486)
Cash and foreign currency at beginning of period	116,435
Cash and foreign currency at end of period	$79,949

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2026 Semiannual Report to Stockholders | 49

Royce Small-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/26 (UNAUDITED)	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net Asset Value, Beginning of Period	$17.69	$16.99	$16.42	$14.60	$20.29	$18.52
INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.06	0.00	(0.01)	0.06	0.04 [1]
Net realized and unrealized gain (loss) on investments and foreign currency	4.14	2.12	1.91	2.96	(4.40)	3.46
Net increase (decrease) in net assets from investment operations	4.16	2.18	1.91	2.95	(4.34)	3.50
DISTRIBUTIONS:
Net investment income	(0.01)[2]	(0.08)	(0.14)	–	(0.12)	(0.02)
Net realized gain on investments and foreign currency	(0.60)[2]	(1.34)	(1.13)	(1.07)	(1.01)	(1.65)
Return of capital	–[2]	–	–	–	(0.19)	–
Total distributions	(0.61)	(1.42)	(1.27)	(1.07)	(1.32)	(1.67)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.06)	(0.07)	(0.06)	(0.03)	(0.06)
Total capital stock transactions	(0.03)	(0.06)	(0.07)	(0.06)	(0.03)	(0.06)
Net Asset Value, End of Period	$21.21	$17.69	$16.99	$16.42	$14.60	$20.29
Market Value, End of Period	$18.47	$16.10	$15.80	$14.56	$13.26	$19.59
TOTAL RETURN:[3]
Net Asset Value	24.23%[4]	14.03%	12.64%	21.71%	(21.29)%	19.97%
Market Value	18.86%[4]	11.60%	18.13%	18.83%	(25.96)%	32.91%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[5]	1.12%[6]	0.91%	1.04%	1.17%	0.74%	1.02%
Other operating expenses	0.11%[6]	0.16%	0.23%	0.24%	0.23%	0.13%
Total expenses (net)	1.23%[6]	1.07%	1.27%	1.41%	0.97%	1.15%
Expenses excluding interest expense	1.23%[6]	1.03%	1.15%	1.29%	0.86%	1.11%
Expenses prior to balance credits	1.23%[6]	1.07%	1.27%	1.41%	0.97%	1.15%
Net investment income (loss)	0.15%[6]	0.27%	(0.06)%	(0.11)%	0.39%	0.21%[1]
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$2,635,629	$2,164,438	$1,998,457	$1,863,978	$1,605,179	$2,149,870
Portfolio Turnover Rate	28%	46%	40%	67%	60%	44%
REVOLVING CREDIT AGREEMENT:
Asset coverage	N/A	N/A	5810%	5426%	4686%	3171%
Asset coverage per $1,000	N/A	N/A	$58,099	$54,257	$46,862	$31,712

1  A special distribution in 2021 from ECN Capital resulted in an increase in net investment income (loss) per share of $0.05 and an increase in the ratio of net investment income (loss) to average net assets of 0.26%.

2  Amounts are subject to change and recharacterization at year end.

3  The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

4  Not annualized

5  The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6- month basis for the six months ended 6/30/26, and a 12-month basis for the years shown.

6  Annualized

50 | 2026 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Small-Cap Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold set by Royce as valuation designee. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2026 Semiannual Report to Stockholders | 51

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

•	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

•	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

•	the independent pricing services are unable to supply fair value prices; or

•	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2026. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$2,497,113,593	$18,092,924	$94,200	$2,515,300,717
Investment Companies	11,200,500	–	–	11,200,500
Repurchase Agreement	–	111,952,995	–	111,952,995

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2026, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

52 | 2026 Semiannual Report to Stockholders

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

CASH INCLUDING FOREIGN CURRENCIES:

Cash, including foreign currencies, consists of deposits maintained at State Street Bank and Trust Company, the Fund’s Custodian (in such capacity, the "Custodian"), and through the Custodian’s global sub-custodian network. Accordingly, the Fund’s risk for the possible insolvency loss of a cash deposit lies with the Custodian or the relevant sub-custodian bank. Fund cash deposits maintained at the Custodian or through a particular sub-custodian bank may be significant, and may, at times, exceed U.S. or other applicable insurance limits.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the “Royce Funds” are allocated equitably among the relevant Royce Funds. (The “Royce Funds” comprise the Fund and the other 14 U.S. registered investment companies for which Royce serves as investment manager.) All of the Royce Funds reimburse Royce in its capacity as administrator under administration agreements for costs and expenses paid or incurred in providing certain administrative services, including, without limitation, those relating to certain personnel, rent, technology, and supplies; amounts reimbursed to Royce by the Fund are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 1,884,912 and 4,740,113 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2026, and the year ended December 31, 2025, respectively.

2026 Semiannual Report to Stockholders | 53

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum commitment amount under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2026, the Fund had no outstanding borrowings under the credit agreement. The Fund and BNPPI may agree for the Fund to borrow again under the credit agreement, which borrowed amount may not exceed the “financing cap” of $150,000,000.

During the six months ended June 30, 2026, the maximum commitment amount under the credit agreement was $0 and the Fund had an average daily loan balance of $0 at a weighted average borrowing cost of 0%. As of June 30, 2026, the aggregate value of rehypothecated securities was $0. During the six months ended June 30, 2026, the Fund earned $0 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600"). The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

54 | 2026 Semiannual Report to Stockholders

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):

For the six rolling 60-month periods ended June 2026, the Fund’s investment performance ranged from 7% to 11% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $9,662,449 and a net upward adjustment of $3,623,525 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2026, the Fund expensed Royce investment advisory fees totaling $13,285,974.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2026, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $636,344,081 and $705,907,487, respectively.

Segment Reporting:

The Fund operates as a single operating segment, which is a segregated investment portfolio. Royce serves as investment manager for the Fund. The Management Committee of Royce functions as the Chief Operating Decision Maker ("CODM") for the Fund for purposes of Segment Reporting (Topic 280), evaluating its results and performance based upon its specific investment strategy and other relevant facts and circumstances. The CODM uses these measures to assess Fund performance and allocate resources effectively, subject to compliance with applicable legal and regulatory requirements and oversight from its Board of Directors. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2026 Semiannual Report to Stockholders | 55

History Since Inception (unaudited)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
12/10/21	Distribution $2.75		12.498	257	20,321	18,696
12/9/22	Distribution $0.13[3]		8.821	21	14,822	12,508
12/8/23	Distribution $0.15		9.430	23	17,217	14,323
12/12/24	Distribution $0.47		10.671	65	19,252	16,447
12/11/25	Distribution $0.19		12.900	23	23,729	20,412
6/30/26		$8,975		1,557	$26,749	$22,159

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

56 | This page is not part of the 2026 Semiannual Report to Stockholders

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Annual distribution total $0.84		11.377	1,014	187,933	166,205
2022	Annual distribution total $0.95[3]		8.887	1,598	156,203	138,776
2023	Annual distribution total $0.74		8.648	1,413	182,188	160,785
2024	Annual distribution total $0.74		9.307	1,426	206,720	183,563
2025	Annual distribution total $0.79		9.542	1,611	240,964	213,168
2026	Year-to-Date distribution total $0.40		12.518	659
6/30/26		$8,900		21,097	$353,375	$308,860

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

This page is not part of the 2026 Semiannual Report to Stockholders | 57

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Small-Cap Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Annual distribution total $1.67		18.124	2,690	628,604	609,918
2022	Annual distribution total $1.32[3]		14.525	2,907	495,104	449,355
2023	Annual distribution total $1.07		13.427	2,784	602,154	533,944
2024	Annual distribution total $1.27		14.815	3,247	678,224	630,720
2025	Annual distribution total $1.42		15.451	3,798	773,354	703,844
2026	Year-to-Date distribution total $0.61		17.048	1,579
6/30/26		$53,211		45.296	$960,728	$836,617

1. The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year. 2. Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase. 3. Includes a return of capital. 4. Includes Royce Global Trust spin-off of $1.40 per share.

58 | This page is not part of the 2026 Semiannual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2026.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2026. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426 -5523 (from 9:00 A.M. to 5:00 P.M.). Each Fund’s Plan is also available on our website: https://www.royceinvest.com/ funds/closed-end-funds.

This page is not part of the 2026 Semiannual Report to Stockholders | 59

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, One Madison Avenue, New York, NY 10010

Christopher D. Clark, Director 1, President

Age: 61 | Number of Funds Overseen: 15 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 77 | Number of Funds Overseen: 15 | Tenure: Since 2009

Non-Royce Directorships: None

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (2006 - 2022) and Voya Funds (2006 -2022).

Christopher C. Grisanti, Director

Age: 64 | Number of Funds Overseen: 15 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Market Strategist (since September 2024), Chief Equity Strategist, and Senior Portfolio Manager (May 2020 to September 2024), MAI Capital Management LLC (investment advisory firm). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Director

Age: 63 | Number of Funds Overseen: 15 | Tenure: Since 2020

Non-Royce Directorships: Director of Alarm.com Holdings, Inc. (since May 2024)

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

Julia W. Poston, Director

Age: 66 | Number of Funds Overseen: 15 | Tenure: Since 2023

Non-Royce Directorships: AuguStar Variable Insurance Products Fund, Inc. and The James Advantage Funds

Principal Occupation(s) During Past Five Years: Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Merus Corporation (formerly Al. Neyer Corporation) (since 2020); Trustee, Miami University Foundation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); and Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014- 2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

Michael K. Shields, Director

Age: 68 | Number of Funds Overseen: 15 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chairman, UNC Charlotte Investment Fund Board (since February 2016); Member, Halftime Carolinas Board (since February 2011); and Chief Investment Officer, National Christian Foundation (since April 2024). Formerly President and Chief Executive Officer, Piedmont Trust Company (privately owned North Carolina trust company) (from February 2012 to December 2023); Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait & Co. (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co- manager of Quality Growth Team, Scudder, Stevens & Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 58 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 64 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 60 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 59 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 55 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

1 Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

60 | This page is not part of the 2026 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements

At meetings held on June 17-18, 2026, the Board of Directors (each, a “Board” and collectively, the “Boards”), including all of the non-interested directors, of each of Royce Small-Cap Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Trust, Inc. (each, a “Fund” and collectively, the “Funds”) approved the continuation of the investment advisory agreement between Royce & Associates, LP (“Royce”) and the relevant Fund (each, an “Agreement” and collectively, the “Agreements”). In reaching these decisions, each Board reviewed the materials provided by Royce, which included, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”). Such materials contained detailed investment advisory fee, expense ratio, and investment performance comparisons for each Fund with other funds in its Broadridge-assigned “peer group” and Morningstar “category.” Such materials also contained information regarding the past performance of each Fund and other registered investment companies managed by Royce and a memorandum outlining the legal duties of each Board prepared by independent legal counsel to the non-interested directors. Royce also provided each Board with an analysis of its profitability with respect to providing investment advisory services to the relevant Fund. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the relevant Fund. Each Board also took into account information furnished by Royce in response to various director questions regarding Royce operations and the Funds’ investment performance, fees, and expenses. Each Board also considered other matters it deemed important to the approval process, such as allocation of brokerage commissions, “soft dollar” research services Royce receives, and other direct and indirect benefits Royce and its affiliates receive from their relationship with the relevant Fund. The Boards also met throughout the year with investment advisory personnel from Royce. Each Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff. Each Board, in its deliberations, recognized that, for many of the relevant Fund’s stockholders, the decision to purchase Fund shares included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund stockholders between Royce and the relevant Fund. In considering factors relating to the approval of the continuation of the Agreement for each Fund, the non-interested directors had access to assistance and advice from, and had met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for the Funds was considered at the same Board meetings, the Boards considered the circumstances and interests of each Fund separately. Among other factors, the Boards noted that they considered the following:

The nature, extent, and quality of services provided by Royce

Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuation of the Agreement for the relevant Fund: (i) Royce’s more than 50-year track record of consistently applying its value-based investment approaches; (ii) the history of long-tenured Royce portfolio managers managing the Funds; (iii) Royce’s focus on micro-, small-, and mid-cap value investing; (iv) the integrity and high ethical standards adhered to at Royce; (v) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vi) Royce’s historical ability to attract and retain portfolio management, research, and analytical talent, particularly the effort and resources Royce had committed to acquiring such talent in recent years; (vii) Royce’s risk management and oversight processes, which seek to aid portfolio managers in evaluating risk metrics, factor exposures, and performance attributes and drivers for the Funds they manage; and (viii) Royce’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that Royce’s compensation policy arrangements encourage portfolio manager investment in each fund that they manage. Each Board reviewed the services that Royce provides to the relevant Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund and applicable legal and regulatory requirements. Each Board considered the fact that Royce provided certain administrative services to the relevant Fund at cost pursuant to the Administration Agreement between Royce and the relevant Fund. Each Board determined that the services to be provided to the relevant Fund by Royce would be the same as those that Royce previously provided to such Fund. The Boards also took into consideration the histories, reputations, and backgrounds of Royce’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Each Board concluded that the investment advisory services provided by Royce to the relevant Fund compared favorably to services provided by Royce to other Royce client accounts, including other pooled investment vehicles, in both nature and quality, and that the scope of services provided by Royce continues to be suitable for each Fund.

Investment Performance of the Funds and Royce

Royce employs a highly active approach to portfolio management for each Fund. Accordingly, each Fund does not seek to align its position, industry, and sector exposures with those of its primary performance benchmark index. Instead, each Fund emphasizes intensive fundamental research and analysis in order to apply a distinct investment approach in a consistent manner. This highly active approach generally leads to each Fund having portfolios holdings that are meaningfully different from those of its primary performance benchmark index and peer funds.

A commonly accepted metric within the asset management industry for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate primary performance benchmark index. For example, an equity portfolio that perfectly replicates its benchmark index would have an active share of 0%, while an equity portfolio with no holdings in common with its benchmark index would have an active share of 100%. An equity portfolio that holds stocks that are included in its benchmark index but weights such holdings differently relative to such benchmark index can also achieve a high active share. The active share for each Fund for the calendar year ended December 31, 2025 is set forth in the table below.

Fund Active Shares for Calendar Year Ended December 31, 2025

FUND	ACTIVE SHARE
Royce Small-Cap Trust, Inc.	79%
Royce Micro-Cap Trust, Inc.	97%
Royce Global Trust, Inc.	98%

Overall, the Boards recognize that performance patterns for the high active share, differentiated, and consistently applied smaller company investment strategies employed by the Funds: (i) will be cyclical; (ii) may, at times, be meaningfully different from those of their respective primary performance benchmark indexes and similar funds against which the Funds are often compared; and (iii) may include periods of underperformance relative to such benchmarks and peer funds.

The Russell 2000 Index and the Russell Micro-Cap Index rose 12.8% and 23%, respectively, during the calendar year ended December 31, 2025. Within the U.S. small-cap market, the Board noted that small-cap growth stocks fared better than small-cap value stocks during 2025, as they did in 2024 and 2023, with the Russell 2000 Growth

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Board Approval of Investment Advisory Agreements (continued)

Index posting a return of 13.01%, compared to a gain of 12.59% for the Russell 2000 Value Index. Despite the solid absolute returns for the Russell 2000 Index and the Russell Micro-Cap Index in 2025, the Russell 1000 Index gained 17.4% during the period and outperformed its smaller-cap siblings. The MSCI ACWI Small Cap Index, a global small-cap equity index, rose 19.7% during the calendar year ended December 31, 2025.

Each Board continues to believe that risk-adjusted performance represents an appropriate measure of the relevant Fund’s investment performance. One measure of risk-adjusted performance historically used by the directors in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk- adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. Each Board attaches importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years, because such periods tend to encompass different market environments and cycles, unlike shorter time periods. In addition to receiving information regarding each Fund’s relative risk–adjusted performance, the directors reviewed and considered each Fund’s absolute performance relative to its primary performance benchmark index. In particular, the directors reviewed and considered: (i) risk-adjusted performance information for each Fund that compared each Fund’s Sharpe Ratio with the Sharpe Ratios of the funds within its Morningstar category for each of the 1-, 3-, 5-, and 10-year periods ended December 31, 2025; and (ii) absolute performance information for each Fund that compared each Fund’s average annual total returns with those of its primary performance benchmark index for each of the 1-, 3-, 5-, and 10-year periods ended December 31, 2025. Such information is summarized in the table below.

FUND AVERAGE ANNUAL
	FUND SHARPE RATIOS RELATIVE	RETURNS RELATIVE TO PRIMARY
	TO MORNINGSTAR CATEGORY	PERFORMANCE BENCHMARK INDEX
FUND	SHARPE RATIOS	AVERAGE ANNUAL RETURNS
Royce Small-Cap Trust, Inc.	Outperformed over trailing 1-, 3-, and 10-year periods Lagged over trailing 5-year period	Outperformed over all periods shown
Royce Micro-Cap Trust, Inc.	Outperformed over trailing 1-, 3-, and 10-year periods Lagged over trailing 5-year period	Outperformed over all periods shown
Royce Global Trust, Inc.	Outperformed over trailing 1-, 3-, and 10-year periods Lagged over trailing 5-year period	Outperformed over trailing 1-, 3-, and 10-year periods Lagged over trailing 5-year period

Although each Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing micro -cap, small-cap, and mid -cap securities to manage the relevant Fund. Each Board determined that Royce continues to be an appropriate investment adviser for the relevant Fund.

Cost of the services provided and profits realized by Royce from its relationship with each Fund

Each Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with the relevant Fund. As part of the analysis, each Board discussed with Royce its methodology in allocating its costs to the relevant Fund and concluded that Royce’s allocations were reasonable. The directors also received information on how the fulcrum investment advisory fees for Royce Micro-Cap Trust, Inc. (“RMT”) and Royce Small-Cap Trust, Inc. (“RVT”) affect Royce’s profitability with respect to those Funds. Each Board concluded that Royce’s profits with respect to the relevant Fund during the calendar year ended December 31, 2025, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale

While acknowledging that the presence or absence of economies of scale in fund management businesses can be debated and is, in any event, difficult to measure and directly assess, each Board considered whether there have been economies of scale in respect of the management of the relevant Fund, whether the relevant Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale.

The Boards noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as portfolios of large- cap stocks. The Boards noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. Each Board concluded that the current fee structure for the relevant Fund is reasonable, that stockholders sufficiently participated in economies of scale (while again noting the various potential issues with assessing such economies of scale both in general and under the facts at hand) and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients

Each Board reviewed the investment advisory fee paid by the relevant Fund and compared both the services to be rendered and the fees to be paid under the relevant Agreement to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in smaller company stocks, as provided by Broadridge. Each Board noted that the relevant Fund’s effective investment advisory fee rate was higher than the median for its Broadridge -assigned peer group for 2025. The RVT Board further noted that the amount of investment advisory fees paid by RVT to Royce was subject to a net downward adjustment in 2025 due to RVT’s investment performance trailing that of the S&P 600 SmallCap Index during the relevant trailing 60- month periods, while the RMT Board further noted that the amount of investment advisory fees paid by RMT to Royce was subject to a net upward adjustment in 2025 due to RMT’s investment performance exceeding that of the Russell 2000 Index during the relevant trailing 36-month periods.

Each Board has historically emphasized the value of the relevant Fund’s net annual operating expense ratio in assessing the level of its expenses, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses. To that end, each Board compared the net annual operating expense ratio for the relevant Fund with those of other funds in its Broadridge-assigned peer group (generally between 8 and 15 funds) and Morningstar category.

In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. As noted above, the amount of investment advisory fees paid by RVT to Royce was subject to a net downward adjustment in 2025 due to the Fund’s investment performance trailing that of the S&P SmallCap 600 Index during the relevant trailing 60-month periods. The RVT Board determined that the performance adjustment feature continues to serve as an appropriate incentive to Royce to

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Board Approval of Investment Advisory Agreements (continued)

manage RVT for the benefit of its long-term common stockholders. The RVT Board also noted that the fee arrangement, which also includes a provision for no investment advisory fee to be paid to Royce in periods during which RVT’s trailing three-year performance is negative, requires Royce to measure RVT’s performance monthly against the S&P 600 SmallCap Index, an unmanaged index. Therefore, instead of receiving a set fee regardless of RVT’s investment performance, Royce is penalized for poor performance. The RVT Board noted that the Fund’s net annual operating expense ratio of 1.07%, which includes 4 basis points of interest expense for amounts borrowed for investment purposes and 9 basis points for the net downward adjustment in the amount of investment advisory fees paid by RVT to Royce, was 17 basis points higher than the median net annual operating expense ratio for its Broadridge-assigned peer group for 2025. Excluding such interest expense, RVT’s net annual operating expense ratio would have been 1.03%, 13 basis points higher than the median net annual operating expense ratio for its Broadridge-assigned peer group for 2025.

In the case of RMT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36- month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. As noted above, the amount of investment advisory fees paid by RMT to Royce was subject to a net upward adjustment in 2025 due to the Fund’s investment performance exceeding that of the Russell 2000 Index during the relevant trailing 36-month periods. The RMT Board determined that the performance adjustment feature continues to serve as an appropriate incentive to Royce to manage RMT for the benefit of its long-term common stockholders. The RMT Board noted that the Fund’s net annual operating expense ratio of 1.39%, which includes 13 basis points of interest expense for amounts borrowed for investment purposes and 12 basis points for the net upward adjustment in the amount of investment advisory fees paid by RMT to Royce, was 7 basis points higher than the median net annual operating expense ratio for its Broadridge-assigned peer group for 2025. Excluding such interest expense and the net upward adjustment in the amount of investment advisory fees paid by RMT to Royce, RMT’s net annual operating expense ratio would have been 18 basis points lower than the median net annual operating expense ratio for its Broadridge-assigned peer group for 2025.

Finally, in the case of RGT, its Board noted that the Fund’s net annual operating expense ratio of 1.34%, which excludes 1 basis point of interest expense for amounts borrowed for investment purposes, was 18 basis points higher than the median net annual operating expense ratio for its Broadridge-assigned peer group for 2025. The RGT Board further noted that the completion of a tender offer in December 2020 substantially reduced the amount of net assets over which Fund expenses could be spread, which has resulted in increased net annual operating expense ratios since such time.

The Boards also noted that Royce manages the Funds in an active fashion. A commonly accepted metric within the asset management industry for measuring how actively an equity portfolio is managed is called “active share.” A description of such metric and the Funds’ active share scores for the calendar year ended December 31, 2025 are provided above under the heading “Investment Performance of the Funds and Royce.” The Boards also considered analyses prepared by Royce that demonstrated that funds with high active share scores had higher expense ratios than funds with lower active share scores, which Royce believes is attributable to the resources required for the active management of those funds.

The Boards also considered investment advisory fees charged by Royce to institutional and other clients and the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts.

No single factor was cited as determinative to the decision of the Boards. Rather, after weighing all of the considerations and conclusions discussed above, the entirety of each Board, including all the non-interested directors, determined to approve the continuation of the existing Agreement for each Fund, concluding that continuation of the Agreement for each Fund is in the best interest of the stockholders of the relevant Fund and that each Fund’s investment advisory fee rate is reasonable in relation to the services provided.

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Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2026, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2026 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small- cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite Index is a market capitalization-weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. The CBOE S&P 500 Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. It is the square root of the risk- neutral expectation of the S&P 500 variance over the next 30 calendar days, and is quoted as an annualized standard deviation. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price -Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large- cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2026 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). The Royce Funds is a service mark of The Royce Funds.

Investment Objectives

The investment objective of each Fund is long-term growth of capital.

Investment Policies

Royce Global Trust, Inc. (“RGT”). Under normal circumstances, RGT will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock. RGT generally invests a significant portion of its assets U.S. and non-U.S. small/mid-cap stocks (generally market caps up to $10 billion). Under normal circumstances, at least 40% of RGT’s net assets will be invested in the equity securities of companies headquartered in at least three countries outside the United States. From time to time, a substantial portion of RGT’s assets may be invested in companies located in a single country. Although there are no geographic limits on RGT’s investments, no more than 35% of RGT’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce Micro-Cap Trust, Inc. (“RMT”). RMT normally invests at least 80% of its net assets in the equity securities of micro-cap companies. Micro -cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution.

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Notes to Performance and Other Important Information (continued)

Royce employs a core approach that combines multiple investment themes and focuses on companies with strong fundamentals and/ or prospects selling at prices that Royce believes do not fully reflect these attributes. RMT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Royce Small-Cap Trust, Inc. (“RVT”). RVT normally invests at least 80% of its assets in the equity securities of small-cap companies. Such companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with high returns on invested capital or those with strong fundamentals and/or prospects trading at what Royce believes are attractive valuations. A portion of the Fund’s assets is managed using a systematic multi-factor selection process that is derived from the investment philosophies used by the Fund’s Portfolio Managers in managing the remainder of the Fund. While this multi-factor process provides guidance, a Portfolio Manager has discretion for which buys and sells are executed. RVT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Primary Risks

As with any closed-end fund that invests in common stocks, each Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in a Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

Investors wanting to buy or sell shares of a Fund must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

The prices of equity securities of the smaller companies in which the Funds invest are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, each Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. No assurance can be given that there will be net investment income to distribute and/or that the Funds will achieve their investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Each Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that a Fund’s investments in the securities of international companies consists of non -U.S. headquartered companies that trade on a U.S. exchange, some or all of the above stated risks of investing in international companies may not apply.

Each Fund may, from time to time, invest a significant portion of its assets in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of June 30, 2026, RGT invested a significant portion of its assets in companies from the Industrials and Financials sectors, RMT invested a significant portion of its assets in companies from the Industrials and Information Technology sectors, and RVT invested a significant portion of its assets in companies from the Industrials and Financials sectors. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies from the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition, and can be subject to relatively rapid change due to government interventions in capital, credit, and currency markets. Information Technology sector companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or a Fund’s benchmark index(es) . Securities in the Funds’ portfolios may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values. Investments in a Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Environmental, Social, and Governance (“ESG”) Investment Considerations and Risks

ESG factors may have a material impact on the business risk and financial performance of portfolio companies held by a Fund. Royce seeks to ensure, to the extent applicable, that material ESG factors are incorporated as inputs to the investment analysis of such portfolio companies. Royce defines material ESG factors as those that it believes may impact a portfolio company’s cash flows, balance sheet, reputation, and/ or enterprise value. Materiality is the core principle of Royce’s approach to ESG integration, as particular factors may or may not be meaningful to different business models,

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Notes to Performance and Other Important Information (continued)

industries, and regions. No assurance can be given that ESG factors will, in fact, contribute to the long-term investment performance of any particular portfolio company or that Royce’s assessment of material ESG factors in respect of any particular portfolio company will be correct.

Evaluation of what Royce believes to be material ESG risks is only one component of Royce’s assessment of a potential investment by a Fund and, as with its consideration of other factors and risks, may not be a determinative factor in any instruction or recommendation to purchase, sell, or hold a security. In addition, where such material ESG factors are considered, the importance given to such ESG factors may vary across Royce investment staff members and accounts to which they are assigned and across different types of investments, sectors, industries, regions, and issuers. ESG factors considered, and the importance placed upon those factors, may change over time. Royce may not assess every investment by a Fund for ESG factors and when it does, not every ESG factor may be identified or evaluated. The assessment of ESG-related risk(s) for a portfolio company by Royce investment staff members also may vary across the various accounts to which they are assigned, even if such accounts employ identical or substantially similar ESG integration approaches. Royce investment staff members are under no obligation to exclude investments with relatively poor third -party ESG ratings or metrics from a Fund. There is also no minimum ESG risk rating for an investment to be held by a Fund. There are no prescribed methods or standards within Royce or among Royce investment staff members for evaluating or assessing third-party or internally generated ESG-related information, data, metrics, and ratings.

The assessment of material ESG factors for a portfolio company by Royce investment staff members is subjective and may differ from those of other institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data and research from issuers and/ or third-party providers, the timeliness, completeness, and accuracy of which is outside of the control of Royce and its investment staff members. ESG factors are often not uniformly measured or defined, which could impact the ability of Royce investment staff members to evaluate a portfolio company.

The Funds’ investments in cash and cash equivalents and their securities lending activities are not assessed by Royce for ESG factors.

Pending Portfolio Management Changes for Royce Micro-Cap Trust, Inc. (“RMT”)

Effective as of September 1, 2026, James P. Stoeffel will be elevated from portfolio manager to lead portfolio manager for RMT, while Andrew S. Palen will be elevated from assistant portfolio manager to portfolio manager for RMT.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results

•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Trust, Royce Micro- Cap Trust, and Royce Small-Cap Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2025. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Trust, Royce Micro-Cap Trust, and Royce Small-Cap Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes- Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2025, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds’ website at www. royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N- PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

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68 | 2026 Semiannual Report to Stockholders

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ROYCE Investment Partners

TheRoyceFunds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 50+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 18 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION

General Royce Funds information including an
overview of our firm and Funds

(800) 221-4268

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS

Speak with your regional Royce contact regarding:

•	Information about our firm, strategies, and Funds
•	Fund Materials

(800) 337-6923

CE-REP-0626

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the Report to Stockholders included under Item 1 of this Form N-CSR.

(b) Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies. Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. This information is disclosed as part of the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities of the Registrant by any affiliated Purchasers during the period of January 1, 2025 – June 30, 2025. The Registrant did not effectuate any repurchase plans or programs during the period.

Item 15. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 16. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. The Fund is party to a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International Limited (“BNPPI”). The Credit Agreement permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities. For more information, see “Borrowings” in the Notes to the Fund’s Financial Statements.

Item 18. Recovery of Erroneously Awarded Compensation. Not Applicable.

Item 19. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Not applicable to this semi-annual report.

(a)(3)(a) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)(b) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE SMALL-CAP TRUST, INC.

BY:	/s/ Christopher D. Clark

Christopher D. Clark

President

Date: August 11, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE SMALL-CAP TRUST, INC.		ROYCE SMALL-CAP TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
Christopher D. Clark		Peter K. Hoglund
President		Chief Financial Officer

Date: August 11, 2026		Date: August 11, 2026